PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 29, 2024
FUND	CLASS A SHARES	INSTITUTIONAL SHARES	CLASS R6 SHARES	CLASS P SHARES
GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO	TAGGX	TIGGX	TRGGX	GSKPX
GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO	GADGX	GIDGX	GRGDX	GAFPX
(Global Tax-Aware Equity Portfolios of Goldman Sachs Trust)
Goldman Sachs Trust
71 South Wacker Drive
Chicago, Illinois 60606
This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectuses for the Goldman Sachs Tax-Advantaged Global Equity Portfolio and Goldman Sachs Enhanced Dividend Global Equity Portfolio dated December 29, 2024, as they may be amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman Sachs & Co. LLC by calling 1-800-621-2550 or writing to Goldman Sachs Funds, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606.
The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in the Funds' Form N-CSR for the most recent fiscal year end, are incorporated herein by reference in the section titled “FINANCIAL STATEMENTS.” No other portions of the Funds' Form N-CSR are incorporated by reference herein. The Funds' financial information may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A Shareholders) or 1-800-621-2550 (for Institutional, Class R6 and Class P Shareholders).
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
200 West Street
New York, New York 10282
GOLDMAN SACHS & CO. LLC
Distributor
200 West Street
New York, New York 10282
GOLDMAN SACHS & CO. LLC
Transfer Agent
71 South Wacker Drive, Suite 1200
Chicago, Illinois 60606
Toll-free (in U.S.) 800-526-7384 (for Class A Shareholders)
800-621-2550 (for Institutional, Class R6 and Class P Shareholders)

iii

INTRODUCTION
Goldman Sachs Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this SAI: Goldman Sachs Tax-Advantaged Global Equity Portfolio (“TAG”) and Goldman Sachs Enhanced Dividend Global Equity Portfolio (“EDGE”) (each also a “Fund,” and collectively referred to herein as the “Funds”).
The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series and classes may be added in the future from time to time. Each Fund currently offers four classes of shares: Class A Shares, Institutional Shares, Class R6 Shares and Class P Shares. See “SHARES OF THE TRUST.”
Each Fund is a separately managed, diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”), with its own investment objective and policies. Each Fund has been constructed as a “fund of funds,” which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios of the Trust. Each Fund also retains the right to directly invest up to 20% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in other securities and other instruments, including derivative instruments (such as swaps and futures contracts) and unaffiliated exchange-traded funds (“ETFs”).
Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the Investment Adviser to the Funds. In addition, Goldman Sachs serves as each Fund’s distributor (the “Distributor”) and transfer agent (the “Transfer Agent”). The Funds’ custodian is The Bank of New York Mellon (“BNYM”).
The following information relates to and supplements the description of each Fund’s investment objective and policies contained in the Prospectuses. See the Prospectuses for a more complete description of each Fund’s investment objective and policies. Investing in the Funds entails certain risks, and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
INVESTMENT OBJECTIVES AND POLICIES
Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. The investment objective and policies of each Fund, and the associated risks of each Fund are discussed in the Fund’s Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in a Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Additional information about the Funds, their policies, and the investment instruments they may hold, is provided below.
Each of the Funds seeks to achieve its objective by investing in a combination of underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser (the “Underlying Funds”). These Underlying Funds currently include: Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs International Tax-Managed Equity Fund, Goldman Sachs U.S. Tax-Managed Equity Fund, Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Small Cap Insights Fund, Goldman Sachs U.S. Equity Dividend and Premium Fund, Goldman Sachs International Equity Dividend and Premium Fund, Goldman Sachs Energy Infrastructure Fund (the “Underlying Equity Funds”); and Goldman Sachs Financial Square Government Fund. The Investment Adviser also implements a tactical view by investing a portion of each Fund’s assets in investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments generated by the Goldman Sachs Investment Strategy Group (“Investment Strategy Group”). The value of the Underlying Funds’ investments and the net asset value of the shares of both the Underlying Funds and the Funds will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in a Fund may be worth more or less when redeemed than when purchased.

The Funds may also invest directly in other securities and other instruments, including derivative instruments (such as swaps and futures contracts) and unaffiliated ETFs. In addition, to better express the Investment Adviser’s negative views, the Funds may use derivatives, including futures and swaps, to implement short positions. The Funds may also take short positions in equity securities (including ETFs) directly. One way a Fund may take a short position is by selling a security short. See “Short Sales” below. A Fund’s short positions may range between 0% and 20% of the value of the Fund’s Net Assets.
The Investment Adviser is subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment adviser to the Funds.
Asset Allocation Process:
The asset allocation process for the Fund begins with setting strategic target weights to each of the Underlying Funds selected by the Investment Adviser. The strategic weights are set with the goal of achieving an attractive ratio of expected return to expected risk. The analysis behind these weights is based upon assumptions regarding long-term expected returns, expected volatilities and expected correlations, as well as the views of the Investment Strategy Group of Goldman Sachs.
The Investment Adviser may seek to temporarily change the allocations in a Fund in an attempt to improve short-term return. The Investment Adviser may implement such temporary tactical views by selling and buying among the various Underlying Funds or by purchasing securities or other instruments, including ETFs. When the Investment Adviser implements a tactical view in a Fund the strategic allocations will change. Although these tactical views generally are developed by the Investment Strategy Group, the Investment Adviser will have complete discretion as to whether any such view will be implemented within the Fund and will evaluate each view and determine whether it should be implemented by the Fund.
From time to time, the Investment Adviser will monitor, and may make changes to, the selection or weight of Underlying Funds, individual or groups of securities, currencies or markets in the Funds. Such changes (which may be the result of changes in the asset allocation techniques, the manner of applying the asset allocation techniques or the judgment of the Investment Adviser) may include: (i) evolutionary changes to the structure of the asset allocation techniques (e.g., changing the calculation of the algorithm, increasing or decreasing investment in certain Underlying Funds); (ii) changes in trading procedures (e.g., trading frequency or the manner in which a Fund uses futures); or (iii) changes to the weight of Underlying Funds, individual or groups of securities, currencies or markets based on the Investment Adviser’s judgment. Any such changes will preserve a Fund’s basic investment philosophy of selecting investments using a disciplined investment process. Similarly, with respect to those Underlying Funds that are managed pursuant to a quantitative methodology, those Underlying Funds’ investment advisers will monitor and may make changes to the selection or weight of individual or groups of securities, currencies, or markets in those Underlying Funds, including changes resulting from changes in the quantitative methodology, the manner of applying the quantitative methodology, changes in trading procedure, or the judgment of the Investment Adviser.
Descriptions of Underlying Funds
The following descriptions provide additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make, and supplement the information in each Fund’s Prospectus.
Small Cap Equity Insights Fund
Objective. The Small Cap Equity Insights Fund seeks long-term growth of capital.
Primary Investment Focus. The Small Cap Equity Insights Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. Small-cap issuers will generally have public stock market capitalizations between $25 million and $15 billion. However, the Underlying Fund may invest in securities outside of this capitalization range.
The Underlying Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends. Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the Underlying Fund’s investment adviser believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. As a part of the Investment Adviser’s investment selection process, the Underlying Fund’s investment adviser utilizes proprietary models that assess a wide range of indicators, which may include certain ESG indicators. No one indicator, risk or consideration is determinative in the investment selection process. The Underlying Fund may make investment decisions that deviate from those generated by the Investment Adviser’s proprietary models, at the discretion of the Underlying Fund’s investment adviser. In addition, the Underlying Fund’s investment adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Underlying Fund’s investment adviser’s proprietary research.
Other. The Small Cap Equity Insights Fund may also invest in fixed income securities that are considered to be cash equivalents.
The Underlying Fund’s investment adviser measures the Underlying Fund’s performance against the Russell 2000® Index.
International Tax-Managed Equity Fund
Objective. The International Tax-Managed Equity Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of international equity securities.
Primary Investment Focus. The International Tax-Managed Equity Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments in non-U.S. issuers. The Underlying Fund seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy, with some exposure to small-cap issuers.
The Underlying Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments that have the potential to maximize the Underlying Fund’s after-tax return and minimize capital gains and income distributions. These quantitative techniques, which are derived from fundamental research and based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends. Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the Underlying Fund’s investment adviser believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. As a part of the Underlying Fund’s investment adviser’s investment selection process, the Underlying Fund’s investment adviser utilizes proprietary models that assess a wide range of indicators, which may include certain ESG indicators. No one indicator, risk or consideration is determinative in the investment selection process. The Underlying Fund may make investment decisions that deviate from those generated by the Underlying Fund’s investment adviser’s proprietary models, at the discretion of the Underlying Fund’s investment adviser . In addition, the Underlying Fund’s investment adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Underlying Fund’s investment adviser’s proprietary research.
The Underlying Fund may allocate its assets among countries as determined by the Underlying Fund’s investment adviser from time to time, provided the Underlying Fund’s assets are invested in at least three foreign countries.
In managing the Underlying Fund, the Underlying Fund’s investment adviser balances investment considerations and tax considerations. The Underlying Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency.
These strategies include:

•  Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
•  Managing portfolio turnover that may result in capital gains and losses
•  Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis.
Other. The Underlying Fund’s investments in fixed income securities are limited to cash equivalents.
The Underlying Fund’s benchmark index is the MSCI EAFE Index.
U.S. Tax-Managed Equity Fund
Objective. The U.S. Tax-Managed Equity Fund seeks to provide long-term after-tax growth of capital through tax-sensitive participation in a broadly diversified portfolio of U.S. equity securities.
Primary Investment Focus. The Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments in U.S. issuers. The Underlying Fund seeks broad representation of large-cap, mid-cap and small-cap equity investments representing all major sectors of the U.S. economy.
The Underlying Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments that have the potential to maximize the Underlying Fund’s after-tax return and minimize capital gains and income distributions. These quantitative techniques, which are derived from fundamental research and based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends. Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the Underlying Fund’s investment adviser believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. As a part of the Underlying Fund’s investment adviser’s investment selection process, the Underlying Fund’s investment adviser utilizes proprietary models that assess a wide range of indicators, which may include certain ESG indicators. No one indicator, risk or consideration is determinative in the investment selection process. The Underlying Fund may make investment decisions that deviate from those generated by the Underlying Fund’s investment adviser’s proprietary models, at the discretion of the Underlying Fund’s investment adviser. In addition, the Underlying Fund’s investment adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Underlying Fund’s investment adviser’s proprietary research.
In managing the Underlying Fund, the Underlying Fund’s investment adviser balances investment considerations and tax considerations. The Underlying Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency.
These strategies include:
•  Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions
•  Managing portfolio turnover that may result in capital gains and losses
•  Selling tax lots of securities that have a higher tax basis before selling tax lots of securities that have a lower tax basis
Other. The U.S. Tax-Managed Equity Fund’s investments in fixed income securities are limited to cash equivalents.
The Underlying Fund’s investment adviser measures the Underlying Fund’s performance against the Russell 3000® Index.

Emerging Markets Equity Insights Fund
Objective. The Emerging Markets Equity Insights Fund seeks long-term growth of capital.
Primary Investment Focus. The Emerging Markets Equity Insights Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. Currently, emerging countries include, among others, Central and South American, African, Asian and Eastern European countries. Under normal circumstances, the Underlying Fund maintains investments in at least six emerging countries.
The Underlying Fund’s portfolio management team uses two distinct strategies—a bottom-up stock selection strategy and a top-down country/currency selection strategy—to manage the Underlying Fund. The Underlying Fund seeks broad representation of large-cap and mid-cap issuers across emerging countries, with some exposure to small-cap issuers.
The Underlying Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock and country/currency selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends. Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the Underlying Fund’s investment adviser believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. As a part of the Underlying Fund’s investment adviser’s investment selection process, the Underlying Fund’s investment adviser utilizes proprietary models that assess a wide range of indicators, which may include certain ESG indicators. No one indicator, risk or consideration is determinative in the investment selection process. The Underlying Fund may make investment decisions that deviate from those generated by the Underlying Fund’s investment adviser’s proprietary models, at the discretion of the Underlying Fund’s investment adviser. In addition, the Underlying Fund’s investment adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Underlying Fund’s investment adviser’s proprietary research.
Other. The Emerging Markets Equity Insights Fund may also invest in fixed income securities that are considered to be cash equivalents.
The Underlying Fund’s investment adviser measures the Underlying Fund’s performance against the MSCI Emerging Markets Standard Index (Net, USD, Unhedged).
The Underlying Fund is non-diversified under the Act and may invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds.
International Small Cap Insights Fund
Objective. The International Small Cap Insights Fund seeks long-term growth of capital.
Primary Investment Focus. The Underlying Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap non-U.S. issuers. Small-cap issuers will generally have public stock market capitalizations between $10 billion and $300 million. The Underlying Fund may also invest in securities outside of this capitalization range.
The Underlying Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally-based stock selection, careful portfolio construction and efficient implementation. The Underlying Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on certain investment themes, including, among others, Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends. Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the Underlying Fund’s investment adviser believes leads to strong performance over the long-run. High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives. Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment. Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment. As a part of the Underlying Fund’s investment adviser’s investment selection process, the Underlying Fund’s investment adviser utilizes proprietary models that assess a wide range of indicators, which may include certain ESG indicators. No one indicator, risk or consideration is determinative in the investment selection process. The Underlying Fund may make investment decisions that deviate from those generated by the Underlying Fund’s investment adviser’s proprietary models, at the discretion of the Underlying Fund’s investment adviser. In addition, the Underlying Fund’s investment adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Underlying Fund’s investment adviser’s proprietary research.
Other. The International Small Cap Insights Fund may also invest in the securities of issuers in emerging countries and fixed income securities that are considered to be cash equivalents.
The Underlying Fund’s investment adviser measures the Underlying Fund’s performance against the MSCI EAFE Small Cap Index (Net, USD, Unhedged).
U.S. Equity Dividend and Premium Fund
Objective. The U.S. Equity Dividend and Premium Fund seeks to maximize income and total return.
Primary Investment Focus. The U.S. Equity Dividend and Premium Fund invests, under normal circumstances, at least 80% of its Net Assets in dividend-paying equity investments in large-cap U.S. issuers. U.S. large cap issuers will generally have public stock market capitalizations above $3 billion. The Underlying Fund invests primarily in a diversified portfolio of common stocks of large-cap U.S. issuers.
The Underlying Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments. The Underlying Fund may make investment decisions that deviate those generated by the Underlying Fund’s investment adviser’s proprietary models, at the discretion of the Underlying Fund’s investment adviser. In addition, the Underlying Fund’s investment adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Underlying Fund’s investment adviser’s proprietary research.
The Underlying Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options on the S&P 500® Index or other national or regional stock market indices (or related ETFs).
The Underlying Fund expects that, under normal circumstances, it will sell call options in an amount that is between 20% and 75% of the value of the Underlying Fund’s portfolio. As the seller of the call options, the Underlying Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Underlying Fund as the seller of the call option.
During periods in which the U.S. equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.
The Underlying Fund uses a tax-advantaged style and seeks to balance investment and tax considerations, primarily by seeking to avoid or minimize any net short-term capital gains.
Other. The U.S. Equity Dividend and Premium Fund’s investments in fixed income securities are limited to cash equivalents.

The Underlying Fund’s primary benchmark index is the S&P 500® Index and the Underlying Fund’s secondary benchmark is the Bloomberg U.S. Aggregate Bond Index.
International Equity Dividend and Premium Fund
Objective. The International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income.
Primary Investment Focus. The International Equity Dividend and Premium Fund invests, under normal circumstances, at least 80% of its Net Assets in dividend-paying equity investments in non-U.S. issuers. The Underlying Fund may allocate its assets among countries as determined by the Underlying Fund’s investment adviser from time to time. The Underlying Fund intends to have investments that are economically tied to at least three countries, not including the United States, and the Underlying Fund may invest in the securities of issuers economically tied to emerging market countries. The Underlying Fund seeks broad representation of large-cap and mid-cap issuers across major countries and sectors of the international economy, with some exposure to small-cap issuers.
The Underlying Fund uses a variety of quantitative techniques, in combination with a qualitative overlay, when selecting investments. The Underlying Fund may make investment decisions that deviate from those generated by the Underlying Fund’s investment adviser’s proprietary models, at the discretion of the Underlying Fund’s investment adviser. In addition, the Underlying Fund’s investment adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques that are based on the Underlying Fund’s investment adviser’s proprietary research.
The Underlying Fund seeks to generate additional cash flow and may reduce volatility by the sale of call options on the MSCI EAFE Index or other national or regional stock market indices (or related ETFs).
The Underlying Fund expects that, under normal circumstances, it will sell call options in an amount that is between 20% and 75% of the value of the Underlying Fund’s portfolio. As the seller of the call options, the Underlying Fund will receive cash (the “premium”) from the purchaser. If the purchaser exercises the option, the Underlying Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price and the market price of the index determine the gain or loss realized by the Underlying Fund as the seller of the call option.
During periods in which the international equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying index over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying index over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without the options.
The Underlying Fund uses a tax-advantaged style and seeks to balance investment and tax considerations, primarily by seeking to avoid or minimize any net short-term capital gains.
Other. The International Equity Dividend and Premium Fund’s investments in fixed income securities are limited to cash equivalents.
The Underlying Fund’s primary benchmark index is the MSCI EAFE Index and the Underlying Fund’s secondary benchmark is the Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged).
Energy Infrastructure Fund
Objective. The Energy Infrastructure Fund seeks total return through current income and capital appreciation.
Primary Investment Focus. The Energy Infrastructure Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. and non-U.S. equity or fixed income securities issued by energy infrastructure companies, including MLPs and C-Corps. The

Underlying Fund’s investments in MLPs will not exceed 25% of the Underlying Fund’s total assets as measured at the time of purchase. The Underlying Fund intends to concentrate its investments in the energy sector.
For purposes of the Underlying Fund’s 80% policy discussed above, the Underlying Fund’s investments in energy infrastructure companies include U.S. and non-U.S. issuers that: (i) are classified by a third party as operating within the oil and gas storage and transportation sub-industries; (ii) are part of the Underlying Fund’s stated benchmark; or (iii) have at least 50% of their assets, income, sales or profits committed to, or derived from, traditional or alternative midstream (energy infrastructure) businesses, which include businesses that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage, terminalling, wholesale marketing, liquefaction/regasification of natural gas, natural gas liquids, crude oil, refined products or ether energy sources as well as businesses engaged in owning, storing and transporting alternative energy sources, such as renewables (wind, solar, hydrogen, geothermal, biomass) and alternative fuels (ethanol, hydrogen, biodiesel).
The Underlying Fund’s MLP investments may include MLPs structured as LPs or LLCs; MLPs that are taxed as C-Corps; I-Units issued by MLP affiliates; PIPEs issued by MLPs; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments, including pooled investment vehicles and ETNs, that provide exposure to MLPs.
Other. The Underlying Fund may also invest up to 20% of its Net Assets in non-energy infrastructure investments, including equity and fixed income securities of U.S. and non-U.S. companies. Such investments may include issuers in the upstream and downstream sectors of the energy value chain. Upstream energy companies are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream energy companies are primarily engaged in the refining and retail distribution of natural gas liquids and crude oil.
The Underlying Fund’s investments may be of any credit quality, duration or capitalization size. The Underlying Fund may also invest in derivatives, including options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. While the Underlying Fund may invest in derivatives for hedging purposes, the Underlying Fund generally does not intend to hedge its exposures. The Underlying Fund’s investments in derivatives, pooled investment vehicles, and other investments are counted towards the Underlying Fund’s 80% policy to the extent they have economic characteristics similar to the investments included within that policy. The Underlying Fund may also invest in privately held companies and companies that only recently began to trade publicly. The Underlying Fund may invest in stock, warrants and other securities of SPACs.
The Underlying Fund is “non-diversified” under the Act and may invest more of its assets in fewer issuers than diversified mutual funds.
The Underlying Fund’s investment adviser measures the Underlying Fund’s performance against the Alerian Midstream Energy Select Index (Total Return, Unhedged, USD). The Alerian Midstream Energy Select Index (Total Return, Unhedged, USD) is a composite of North American energy infrastructure companies and is a capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities.
Financial Square Government Fund
Objective. The Financial Square Government Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.
Primary Investment Focus. The Financial Square Government Fund pursues its investment objective by investing only in “government securities,” as such term is defined in or interpreted under the Act and repurchase agreements collateralized by such securities. “Government securities” generally are securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities (“U.S. Government Securities”).
The Underlying Fund intends to be a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Act. “Government money market funds” are money market funds that invest at least 99.5% of their total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully by cash or U.S. Government Securities. “Government money market funds” are exempt from requirements that permit and, under certain circumstances, require money market funds to impose a “liquidity fee” on redemptions. As a “government money market fund,” the Fund values its securities using the amortized cost method. The Underlying Fund seeks to maintain a stable net asset value of $1.00 per share.
Under Rule 2a-7, the Underlying Fund may invest only in U.S. dollar-denominated securities that meet certain risk-limiting conditions relating to portfolio quality, maturity and liquidity.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
The following description applies generally to the Underlying Funds and to the Funds, to the extent that the Funds invest directly in securities and other financial instruments, including derivative instruments (such as swaps and futures contracts) and unaffiliated ETFs, other than the Underlying Funds.
Further information about the Underlying Funds and their respective investment objectives and policies is included in their respective prospectuses and Statements of Additional Information. There is no assurance that any Fund or any Underlying Fund will achieve its objective.
The investment securities and practices and related risks applicable to each Fund and/or the Underlying Funds are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset-Backed Securities
Certain of the Underlying Funds may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund's  ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of the Underlying Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund or an Underlying Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund or an Underlying Fund because the Fund or Underlying Fund may have to reinvest that money at the lower prevailing interest rates. A Fund's or an Underlying Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Certain Funds or Underlying Funds may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government

Securities Risk”). To the extent that a Fund or an Underlying Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund or Underlying Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a Fund or an Underlying Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
Bank Obligations
Certain of the Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  Certain of the Underlying Funds may invest in deposits in U.S. and European banks satisfying the standards set forth above.
Collateralized Loan Obligations and Other Collateralized Debt Obligations
Certain of the Underlying Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) an Underlying Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of an Underlying Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. An Underlying Fund's investments in CLOs principally consist of senior tranches and, to a lesser extent, mezzanine tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in CLOs.
An Underlying Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which an Underlying Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
Commercial Paper and Other Short-Term Corporate Obligations
Certain of the Underlying Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
Commodity-Linked Investments
Certain Underlying Funds may invest in commodities through investments in PTPs, ETFs, other investment companies or other pooled investment vehicles. An Underlying Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Certain Underlying Funds may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in a subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by an Underlying Fund and/or a subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities.
Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, an Underlying Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on an Underlying Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Because commodity-linked investments are available from a relatively small number of issuers, an Underlying Fund’s investments will be particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Underlying Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.
Convertible Securities
Certain of the Underlying Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on an Underlying Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Underlying Fund.
Corporate Debt Obligations
Each Underlying Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Certain of the Underlying Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on an Underlying Fund’s net asset value to the extent it invests in such securities. In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in high yield securities. The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of an Underlying Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser for an Underlying Fund could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating an Underlying Fund’s net asset value. Because investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which an Underlying Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s net asset value.
Corporate debt obligations rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in each Underlying Fund’s NAV. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues.
The investment advisers of the Underlying Funds will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The investment advisers of the Underlying Funds employ their own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The investment adviser for each Underlying Fund continually monitors the investments in the Underlying Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, an Underlying Fund may continue to hold the security if the Underlying Fund's investment adviser believes it is in the best interest of the Fund and its shareholders.
Custodial Receipts and Trust Certificates
Each Underlying Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities (as defined below), Municipal Securities (as defined below) or other types of securities in which the Underlying Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Underlying Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Derivatives and Similar Instruments
The Funds and/or Underlying Funds may invest in derivatives and similar instruments discussed elsewhere in this SAI. The use of derivatives and similar instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments and may result in losses due to adverse market movements. Pursuant to Rule 18f-4 under the Act, a Fund or Underlying Fund’s use of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit and reporting and certain other requirements if the Fund is a fund that does not qualify as a “limited derivatives user” under Rule 18f-4 (“Full Compliance Fund”). The Trust has also adopted and implemented a derivatives risk management program (the “DRMP”) to, among other things, manage the risks associated with the use of derivatives and these other transactions for series of the Trust that are Full Compliance Funds. The Board of Trustees has approved the designation of personnel from GSAM to administer the DRMP for the Full Compliance Funds. With respect to series of the Trust that qualify as “limited derivatives users” under Rule 18f-4 (each, an “LDU Fund”), the Trust has adopted and implemented policies and procedures to manage an LDU Fund’s derivatives risks. An LDU Fund is also subject to the derivatives exposure threshold set forth in Rule 18f-4.
Similar to bank borrowings, derivatives and similar instruments may result in leverage. Borrowing and the use of derivatives and similar instruments may magnify the potential for gains and losses in excess of the initial amount invested. Mutual funds can borrow money from banks and other financial institutions, subject to certain asset coverage limits. The amount of indebtedness from bank borrowings may not exceed one-third of a Fund or Underlying Fund’s total assets (including the amount borrowed). If a Fund or Underlying Fund uses reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund must either aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of indebtedness associated with any bank borrowings, if applicable, when calculating a Fund or Underlying Fund’s asset coverage ratio or treat all such transactions as derivatives transactions subject to the leverage limits under Rule 18f-4.
In addition, under Rule 18f-4, a Fund or Underlying Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date). A Fund or Underlying Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, a Fund or Underlying Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described above, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

These requirements may limit the ability of a Fund or Underlying Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, delayed-settlement securities and unfunded commitment agreements as part of its investment strategies.
From time to time, a Fund or Underlying Fund may enter into derivatives or other similar transactions that require the Fund to pledge margin or collateral to a counterparty or clearing member through a margin/collateral account for and on behalf of the counterparty or clearing member. For operational, cost, regulatory or other reasons, when setting up these arrangements, a Fund or Underlying Fund may be required to use a margin/collateral account model or naming convention that may not be the most protective option available in the case of a default or bankruptcy by a counterparty or clearing member or that may delay or impair the Fund from fully exercising its rights under the arrangement. In the event of default or bankruptcy by a counterparty or clearing member, the margin or collateral may be subject to legal proceedings and a Fund or Underlying Fund may be delayed in taking possession of any margin or collateral to which the Fund is legally entitled.
Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
Certain Underlying Funds may invest in deferred interest and capital appreciation bonds and pay-in-kind (“PIK”) securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Fund is nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund (other than the MLP Energy Infrastructure Fund). A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.
Dividend-Paying Investments
A Fund's or an Underlying Fund's investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet an Underlying Fund's  investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, an Underlying Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
Equity-Linked Structured Notes
The Underlying Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivatives that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Foreign Securities
Certain of the other Underlying Funds invest primarily in foreign securities under normal circumstances, or in equity securities of foreign issuers that are traded in the United States.
Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Fund's  Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.
With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect an Underlying Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.
From time to time, certain of the companies in which an Underlying Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury.
In addition, from time to time, certain of the companies in which an Underlying Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the

Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://www.gsam.com/content/dam/gsam/pdfs/common/en/public/miscellaneous/GSAM_statement_on_respon_sustainable_investing.pdf..
As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, an Underlying Fund would be indirectly subject to those risks.
The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.
Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investments in foreign securities often involve currencies of foreign countries. Accordingly, an Underlying Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of their securities positions. To the extent that an Underlying Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. An Underlying Fund’s net currency positions may expose it to risks independent of its securities positions.
Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of an Underlying Fund’s assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, in possible liability to the purchaser.
Certain Underlying Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).
ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.
To the extent an Underlying Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Underlying Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, an Underlying Fund may avoid currency risks during the settlement period for purchases and sales.
As described more fully below, certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including an Underlying Fund or the Investment Adviser. There may not be legal recourse against these actions, which could arise in connection with the commercial activities of Goldman Sachs or its affiliates or otherwise, and an Underlying Fund could be subject to substantial losses. In addition, an Underlying Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. See “Investing in Emerging Countries,” below.
These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in securities of foreign issuers.
Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including Underlying Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.
Brady Bonds. Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government securities.
Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.
Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.
Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Underlying Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.
The Underlying Funds  may be permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Underlying Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Underlying Fund’s assets that may be used for borrowing.
Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Underlying Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act.

Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.
Investing in Asia
Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection – and may result in adverse consequences to an Underlying Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.
The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.
Some Asian economies have limited natural resources, resulting in dependence on foreign sources for  energy and raw materials and economic vulnerability to global fluctuations of price and supply. Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which an Underlying Fund is invested and, as a result, may result in adverse consequences to the Underlying Fund.
Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of an Underlying Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect an Underlying Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect an Underlying Fund’s performance.
Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of an Underlying Fund’s interests in securities denominated in such currencies.
Although an Underlying Fund will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on an Underlying Fund.

Investing in Australia
The Australian economy is heavily dependent on the economies of Asia, Europe and the U.S. as key trading partners, and in particular, on the price and demand for agricultural products and natural resources. By total market capitalization, the Australian stock market is small relative to the U.S. stock market and issues may trade with lesser liquidity, although Australia’s stock market is the largest and most liquid in the Asia-Pacific region (ex-Japan). Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.
Investing in Brazil
In addition to the risks listed under “Foreign Securities” and “Investing in Emerging Countries,” investing in Brazil presents additional risks.
Under current Brazilian law, anUnderlying Fund may repatriate income received from dividends and interest earned on its investments in Brazilian securities. AnUnderlying Fund may also repatriate net realized capital gains from its investments in Brazilian securities. Additionally, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, under current Brazilian law the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors.
Brazil suffers from chronic structural public sector deficits. In addition, disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial hostilities have led to social and labor unrest and violence in the past, and may do so again in the future.
Additionally, the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets. The market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Brazil has historically experienced high rates of inflation and may continue to do so in the future.
Appreciation of the Brazilian currency (the real) relative to the U.S. dollar may lead to a deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports. Inflationary pressures may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect anUnderlying Fund’s investments.
Investing in Eastern Europe
The Underlying Funds may seek investment with Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
Where an Underlying Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of an Underlying Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that an Underlying Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.
Investing in Egypt
Historically, Egypt’s national politics have been characterized by periods of instability and social unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Egypt has experienced acts of terrorism, internal political conflict, popular unrest associated with demands for improved political, economic and social conditions, strained international relations due to territorial disputes, regional military conflicts, internal insurgencies and other security concerns. These situations may cause uncertainty in the Egyptian market and may adversely affect the performance of the Egyptian economy.
Egypt’s economy is dependent on trade with certain key trading partners including the United States. Reduction in spending by these economies on Egyptian products and services or negative changes in any of these economies may cause an adverse impact on Egypt’s economy. Trade may also be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other government imposed or negotiated protectionist measures.
Egypt and the U.S. have entered into a bilateral investment treaty, which is designed to encourage and protect U.S. investment in Egypt. However, there may be a risk of loss due to expropriation and/or nationalization of assets, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Other diplomatic developments could adversely affect investments in Egypt, particularly as Egypt is involved in negotiations for various regional conflicts.
The Egyptian economy is heavily dependent on tourism, export of oil and gas, and shipping services revenues from the Suez Canal. Tourism receipts are vulnerable to terrorism, spillovers from conflicts in the region, and potential political instability. As Egypt produces and exports oil and gas, any acts of terrorism or armed conflict causing disruptions of oil and gas exports could affect the Egyptian economy and, thus, adversely affect the financial condition, results of operations or prospects of companies in which certain Underlying Funds may invest. Furthermore, any acts of terrorism or armed conflict in Egypt or regionally could divert demand for the use of the Suez Canal, thereby reducing revenues from the Suez Canal.
Investing in Emerging Countries
The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as stringent, extensive and frequent accounting, auditing, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S., and the degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States. In addition, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Underlying Fund, may be subject to risks associated with less stringent accounting oversight.
Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests. In addition, emerging market countries are often characterized by limited reliable access to capital.
With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Underlying Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations, and it may be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.
Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Custodial and/or settlement systems in emerging and frontier market countries may not be fully developed. To the extent an Underlying Fund invests in emerging markets, Underlying Fund assets that are traded in such markets and which have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.
The repatriation of investment income, capital or the proceeds of securities sales from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time, which may make it difficult for an Underlying Fund to invest in such emerging countries. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.
Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Fund may invest and adversely affect the value of the Underlying Fund’s assets. An Underlying Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.
Certain Underlying Funds may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. Any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, Eastern European markets are particularly sensitive to social, economic and currency events in Western Europe and Russia. Russia may attempt to assert its influence in the region through military measures.
Where an Underlying Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of an Underlying Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that an Underlying Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.
In addition, because of ongoing regional armed conflict in Europe, including a large-scale invasion of Ukraine by Russia in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payments systems that facilitate cross-border payments, could limit or prevent the Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which a Fund or Underlying Fund invests.
The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.
An Underlying Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may be available in some cases to reduce the otherwise applicable tax rates. See “TAXATION.”
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Underlying Fund remain uninvested and no return is earned on such assets. The inability of the Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries thus subjecting Underlying Fund to a greater risk if a securities firm defaults in the performance of its responsibilities.

From time to time, certain of the companies in which an Underlying Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government as state sponsors of terrorism. As an investor in such companies, an Underlying Fund will be indirectly subject to those risks.
These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities.
Investing in Europe
Certain Underlying Funds may operate in euros and/ or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that an Underlying Fund has invested in.
European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
Geopolitical developments in Europe have caused, or may in the future cause, significant volatility in financial markets. For example, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU. In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiations on the terms of Brexit. Brexit has resulted in volatility in European and global markets and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. The longer term economic, legal, political, regulatory and social framework to be put in place between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. Additionally, the decision made in the British referendum may lead to a call for similar referenda in other European jurisdictions, which may cause increased economic volatility in European and global markets. The mid-to long-term uncertainty may have an adverse effect on the economy generally and on the value of an Underlying Fund’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which an Underlying Fund is prepared to transact; and/or changes in legal and regulatory regimes to which certain of an Underlying Fund’s assets are or become subject. Fluctuations in the value of the British Pound and/or the Euro, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of an Underlying Fund’s assets or investments economically tied to the United Kingdom or Europe.
The full effects of Brexit will depend, in part, on whether the United Kingdom is able to negotiate agreements to retain access to EU markets including, but not limited to, trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which EU laws to replace or replicate. The extent of the impact of the withdrawal and the resulting economic arrangements in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear, and the uncertainty may have a significant negative effect on the value of an Underlying Fund’s investments. While certain measures are being proposed and/or will be, or have been proposed and/or implemented, introduced, within the UK and at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects.

On January 31, 2020, the United Kingdom withdrew from the EU and the United Kingdom entered a transition period that expired on December 31, 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU.
Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Underlying Fund’s investments.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.
Investing in Canada
Certain Funds and Underlying Funds may invest in issuers located in Canada or that have significant exposure to the Canadian economy. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources, and therefore the Canadian economy is very dependent on the supply and demand for natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as the United States is Canada’s largest trading partner and foreign investor. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. Past periodic demands by the Province of Quebec for sovereignty have also significantly affected equity valuations and foreign currency movements in the Canadian market.
Investing in Greater China
Investing in Greater China (Mainland China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China and retaliatory measures taken by the Chinese government; (e) increasing competition from Asia’s other low-cost emerging economies and territorial and other disputes with other countries; (f) greater price volatility and smaller market capitalization of securities markets; (g) decreased liquidity, particularly of certain share classes of Chinese securities; (h) currency exchange rate fluctuations (with respect to investments in Mainland China and Taiwan) and the lack of available currency hedging instruments; (i) higher rates of inflation; (j) controls on foreign investment and limitations on repatriation of invested capital and on an Underlying Fund’s ability to exchange local currencies for U.S. dollars; (k) greater governmental involvement in and control over the economy; (l) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions; (m) uncertainty regarding the People’s Republic of China’s (“PRC”) commitment to economic reforms; (n) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (o) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (p) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (q) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (r) the fact that the settlement period of securities transactions in foreign markets may be longer; (s) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (t) the rapid and erratic nature of growth, particularly in the PRC, resulting in inefficiencies and dislocations.

Mainland China. Investments in Mainland China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in Mainland China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
Because the local legal system is still developing, it may be more difficult to obtain or enforce judgments with respect to investments in Mainland China. Chinese companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be more or less rigorous than that present in the U.S. The procedures and rules governing transactions and custody in Mainland China also may involve delays in payment, delivery or recovery of money or investments. The imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers and China’s economy as a whole.
Foreign investments in Mainland China are somewhat restricted. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A Shares and B Shares. Ownership of A Shares is restricted to Chinese investors, Qualified Foreign Institutional Investors (“QFIIs”) who have obtained a QFII license, and participants in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). B Shares may be owned by Chinese and foreign investors. The Underlying Funds may obtain exposure to the A share market in the PRC by investing directly in A shares through participation in Stock Connect, by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or through other structured or derivative instruments (including Variable Interest Entities (“VIEs”)) that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies. Underlying Funds may also invest directly in B shares on the Shanghai and Shenzhen Stock Exchanges
As a result of investing in the PRC, an Underlying Fund may be subject to withholding and various other taxes imposed by the PRC, including value added tax and withholding taxes levied on cash dividends, distributions and interest payments from companies listed in the PRC to foreign investors, unless the withholding tax can be reduced by an applicable income tax treaty.
The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. Any changes in the tax law and regulations of the PRC, future clarifications thereof, and/or subsequent retroactive enforcement by the PRC tax authorities may result in a loss which could be material to an Underlying Fund. There is a risk the PRC tax authorities may withdraw any tax exemptions that may be applicable to an Underlying Fund in the future and seek to collect taxes realized on the sale of investments without giving any prior notice. If any such tax exemptions are withdrawn, any taxes may be directly borne by or indirectly passed on to an Underlying Fund and may result in a substantial impact to its net asset value. As with any net asset value adjustment, shareholders may be advantaged or disadvantaged depending on when the shareholders purchased and/or sell their shares of an Underlying Fund. There will be no retrospective restatement of an Underlying Fund’s net asset value. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they purchased and/or sold their shares of an Underlying Fund.
Hong Kong. Hong Kong is a Special Administrative Region of the PRC. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of the PRC to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.

In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the economy, but could be discontinued. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on the Hong Kong economy.
Taiwan. The prospect of political reunification of the PRC and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.
Investing through VIEs. An Underlying Fund may obtain exposure to companies based or operated in the PRC by investing through legal structures known as VIEs. Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in the PRC certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-Chinese investors such as an Underlying Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company. The VIE contractual arrangements permit the VIE structure to consolidate its financial statements with those of the underlying Chinese company. The offshore companies in VIE structures may be constituents of an index against which an Underlying Fund measures its performance. To the extent an Underlying Fund declines or is otherwise unable to seek exposure to companies based or operated in the PRC through VIE structures, the Underlying Fund may underperform its performance benchmark.
On February 17, 2023, the China Securities Regulatory Commission (“CSRC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which went into effect on March 31, 2023. The Trial Measures and its implementing guidelines require Chinese companies that pursue listings outside of Mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures and its implementing guidelines do not prohibit the use of VIE structures, they do not serve as a formal endorsement either. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through direct equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors (such as an Underlying Fund). Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (“PCAOB“) or other U.S. regulators. Any of the foregoing risks and events could negatively impact an Underlying Fund’s performance. Additionally, investment in a VIE structure subjects an Underlying Fund to the risks associated with the underlying Chinese company, which could also negatively impact an Underlying Fund’s performance.
Investing in India
In addition to the risks listed under “Foreign Securities” and “Investing in Emerging Countries,” investing in India presents additional risks.
The value of an Underlying Fund’s investments in Indian securities may be affected by political and economic developments, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers because they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the U.S. and other developed countries. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.
The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. India also has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated closure and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and an Underlying Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.
Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “foreign portfolio investors” (“FPIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in certain guidelines for direct foreign investment. FPIs have to apply for registration with a designated depository participant in India on behalf of the Securities and Exchange Board of India (“SEBI”). The Underlying Fund’s continued ability to invest in India is dependent on its continuing to meet current and future requirements placed on FPIs by SEBI regulations. If an Underlying Fund were to fail to meet applicable requirements in the future, an Underlying Fund would no longer be permitted to invest directly in Indian securities, may not be able to pursue its principal strategy and may be forced to liquidate. FPIs are required to observe certain investment restrictions, including an account ownership ceiling of 10% of the total issued share capital of any one company. The shareholdings of all registered FPIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).
Only registered FPIs that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under the current guidelines, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. However, the guidelines covering foreign investment are relatively new and evolving and there can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for an Underlying Fund to implement its investment objective or repatriate its income, gains and initial capital from India. Further, SEBI has recently, in September 2019, notified new regulations governing FPIs which among other amend the categories of FPIs, and issued operational guidelines which lay down the process to implement the new regulations. There can be no assurance that an Underlying Fund will continue to qualify for its FPI license. Loss of the FPI registration could adversely impact the ability of an Underlying Fund to make investments in India.
With effect from April 1, 2018, a tax of 10% plus surcharges is imposed on gains from sales of equities held more than one year, provided such securities were both acquired and sold on a recognized stock exchange in India. For shares acquired prior to February 1, 2018, a step-up in the cost of acquisition may be available in certain circumstances. A tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year). Securities transaction tax applies for specified transactions at specified rates. India generally imposes a tax on interest income on debt securities at a rate of 20% plus surcharges. In certain cases, the tax rate may be reduced to 5%. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges (on a gross up basis). This tax is imposed on the company that pays the dividends. The Investment Adviser will take into account the effects of local taxation on investment returns. In the past, these taxes have sometimes been substantial.
The Indian population is composed of diverse religious, linguistic and ethnic groups. Religious and border disputes continue to pose problems for India. From time to time, India has experienced internal disputes between religious groups within the country. In addition, India has faced, and continues to face, military hostilities with neighboring countries and regional countries. These events could adversely influence the Indian economy and, as a result, negatively affect an Underlying Fund’s investments.

Investing in Indonesia
Indonesia has experienced currency devaluations, substantial rates of inflation, widespread corruption and economic recessions. The Indonesian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent, often as a result of pervasive corruption. Indonesia has a history of political and military unrest including acts of terrorism, outbreaks of violence and civil unrest due to territorial disputes, historical animosities and domestic ethnic and religious conflicts.
The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by an Underlying Fund. This will affect the rate at which an Underlying Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales. The limited liquidity of the Indonesian securities markets may also affect an Underlying Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, an Underlying Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely an Underlying Fund’s inability to dispose fully and promptly of positions in declining markets will cause its NAV to decline as the value of unsold positions is marked to lower prices.
The market for Indonesian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries. Adverse economic conditions or developments in other emerging market countries, especially in the Southeast Asia region, have at times significantly affected the availability of credit in the Indonesian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Indonesia. Adverse conditions or changes in relationships with Indonesia’s major trading partners, including Japan, China, and the U.S., may also significantly impact on the Indonesian economy. As a commodity exporter, Indonesia is susceptible to world prices for their exports, including crude oil.
Indonesia is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Indonesia’s economy.
Investing in Japan
Japan’s economy is heavily dependent upon international trade and is especially sensitive to any adverse effects arising from trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions with Japan’s primary trading partners, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by the actions of trading partners, could adversely affect Japan’s economy. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect Japanese markets.
In addition, Japan’s export industry, its most important economic sector, depends heavily on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. However, Japan remains sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.
The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.

The performance of the global economy could have a major impact upon equity returns in Japan. As a result of the strong correlation with the economy of the U.S., Japan’s economy and its stock market are vulnerable to any unfavorable economic conditions in the U.S. and poor performance of U.S. stock markets. The growing economic relationship between Japan and its other neighboring countries in the Southeast Asia region, especially China, also exposes Japan’s economy to changes to the economic climates in those countries.
Like many developed countries, Japan faces challenges to its competitiveness. Growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession in part due to the recent global economic crisis. This economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan is reforming its political process and deregulating its economy to address this situation. However, there is no guarantee that these efforts will succeed in making the performance of the Japanese economy more competitive.
Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on the Underlying Fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress resulting from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and resulted in an appreciable decline in Japan’s economic output. Although production levels are recovering in some industries as work is shifted to factories in areas not directly affected by the disaster, the timing of a full economic recovery is uncertain, and foreign business whose supply chains are dependent on production or manufacturing in Japan may decrease their reliance on Japanese industries in the future.
Investing in Mexico
Since the period of economic turmoil surrounding the devaluation of the peso in 1994, which triggered the worst recession in over 50 years, Mexico has experienced a period of general economic recovery. Mexico's Economic and social concerns persist, however, with respect to low real wages, underemployment for a large segment of the population, inequitable income distribution and few advancement opportunities for the large impoverished population in the southern states. Mexico has a history of high inflation and substantial devaluations of the peso, causing currency instabilities. These economic and political issues have caused volatility in the Mexican securities markets.
Mexico’s free market economy contains a mixture of modern and outmoded industry and agriculture, increasingly dominated by the private sector. Recent administrations have begun a process of privatization of certain entities and industries including seaports, railroads, telecommunications, electricity generation, natural gas distribution and airports. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards. Recently, the Mexican government has been aiming to improve competitiveness and economic growth of the Mexican economy through a legislative reform agenda. The Mexican government has passed education, energy, financial, fiscal and telecommunications reform legislation. However, the Underlying Funds cannot predict whether these reforms will result in positive changes in Mexican governmental and economic policy.
The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic components of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. In particular, Mexico’s economy is very dependent on oil exports and susceptible to fluctuations in the price of oil. Mexico and the U.S. entered into the North American Free Trade Agreement (NAFTA) in 1994 as well as a second treaty, the Security and Prosperity Partnership of North America, in 2005. In an effort to expand trade with Pacific countries, Mexico formally joined the Trans-Pacific Partnership negotiations in 2012 and formed the Pacific Alliance with Peru,

Columbia and Chile. The United States-Mexico-Canada Agreement, the successor to NAFTA, took effect on July 1, 2020. This treaty may impact the trading relationship between Mexico and the U.S. and further Mexico’s dependency on the U.S. economy.
Mexico is subject to social and political instability as a result of a recent rise in criminal activity, including violent crimes and terrorist actions committed by certain political and drug trade organizations. A general escalation of violent crime has led to uncertainty in the Mexican market and adversely affected the performance of the Mexican economy. Violence near border areas, as well as border-related political disputes, may lead to strained international relations.
Some recent elections have been contentious and closely-decided, and changes in political parties or other political events may affect the economy and cause instability. Corruption remains widespread in Mexican institutions and infrastructure is underdeveloped. Mexico has historically been prone to natural disasters such as tsunamis, volcanoes, hurricanes and destructive earthquakes, which may adversely impact its economy.
Investing in Nigeria
Nigeria is endowed with vast resources of oil and gas, which provide strong potential for economic growth. However, dependence on oil revenues leaves Nigeria vulnerable to volatility in world oil prices and dependent on international trade. In addition, Nigeria suffers from poverty, marginalization of key regions, and ethnic and religious divides. Under-investment and corruption have slowed infrastructure development, leading to major electricity shortages, among other things. Electricity shortages have led many businesses to make costly private arrangements for generation of power. Excessive regulation, an unreliable justice system, government corruption, and high inflation are other risks faced by Nigerian companies.
Because Nigeria is heavily dependent upon international trade, its economy would be negatively affected by any trade barriers, exchange controls (including repatriation restrictions), managed adjustments in relative currency values or other protectionist measures imposed or negotiated by the countries with which it trades. Nigeria has imposed capital controls to varying degrees in the past, which may make it difficult for an Underlying Fund to invest in companies in Nigeria or repatriate investment income, capital or the proceeds of securities sales from Nigeria. An Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. The Nigerian economy may also be adversely affected by economic conditions in the countries with which it trades.
Militancy in the Niger Delta region, which has had a significant impact on crude oil production in recent years, has subsided following a government amnesty initiative in 2009. However, political activism and violence in the Delta region, as well as religious riots in the north, continue to have an effect on the Nigerian economy. Religious tension, often fueled by politicians, may increase in the near future, especially as other African countries are experiencing similar religious and political discontent.
Nigeria is also subject to the risks of investing in African countries generally. Many African countries historically have suffered from political, economic, and social instability. Political risks may include substantial government control over the private sector, corrupt leaders, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, civil unrest, social instability as a result of religious, ethnic and/or socioeconomic unrest, suppression of opposition parties or fixed elections, terrorism, coups, and war. Certain African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations.
Investing in Pakistan
The Pakistani population is comprised of diverse religious, linguistic and ethnic groups which may sometimes be resistant to the central government’s control. Acts of terrorism and armed clashes between Pakistani troops, local tribesmen, the Taliban and foreign extremists have resulted in population displacement and civil unrest. Pakistan, a nuclear power, also has a history of hostility with neighboring countries, most notably with India, also a nuclear power. These hostilities sometimes result in armed conflict and acts of terrorism. Even in the absence of armed conflict, the potential threat of war with India may depress economic growth in Pakistan. Further, Pakistan’s geographic location between Afghanistan and Iran increases the risk that it may be involved in or affected by international conflicts. Pakistan’s economic growth is due in large part to high levels of foreign aid, loans and debt forgiveness. However, this support may be reduced or terminated in response to a change in the political leadership of Pakistan. Unanticipated political or social developments may affect the value of an Underlying Fund’s investments and the availability to an Underlying Fund of additional investments.
Pakistan’s economy is heavily dependent on exports. Pakistan’s key trading and foreign investment partner is the United States. Reduction in spending on Pakistani products and services, or changes in the U.S. economy, foreign policy, trade regulation or currency exchange rate may adversely impact the Pakistani economy.
The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in Pakistan are comparatively underdeveloped. An Underlying Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of an Underlying Fund to invest its assets in Pakistan may be impaired. Settlement of securities transactions in Pakistan are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of an Underlying Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where an Underlying Fund was heavily invested, an Underlying Fund’s ability to redeem Fund shares could become correspondingly impaired.
Pakistan is located in a part of the world that has historically been prone to natural disasters including floods and earthquakes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Pakistan’s economy.
Investing in the Philippines
Investments in the Philippines may be negatively affected by slow or negative growth rates and economic instability in the Philippines and in Asia. The Philippines’ economy is heavily dependent on exports, particularly electronics and semiconductors. The Philippines’ reliance on these sectors makes it vulnerable to economic declines in the information technology sector. In addition, the Philippines’ dependence on exports ties the growth of its economy to those of its key trading partners, including the U.S., China, Japan and Singapore. Reduction in spending on products and services from the Philippines, or changes in trade regulations or currency exchange rates in any of these countries, may adversely impact the Philippine economy.
In the past, the Philippines has experienced periods of slow or negative growth, high inflation, significant devaluation of the peso, imposition of exchange controls, debt restructuring and electricity shortages and blackouts. From mid-1997 to 1999, the Asian economic crisis adversely affected the Philippine economy and caused a significant depreciation of the Peso and increases in interest rates. These factors had a material adverse impact on the ability of many Philippine companies to meet their debt-servicing obligations. While the Philippines has recovered from the Asian economic crisis, it continues to face a significant budget deficit, limited foreign currency reserves and a volatile Peso exchange rate.
Political concerns, including uncertainties over the economic policies of the Philippine government, the large budget deficit and unsettled political conditions, could materially affect the financial and economic conditions of Philippine companies in which an Underlying may invest. The Philippines has experienced a high level of debt and public spending, which may stifle economic growth or contribute to prolonged periods of recession. Investments in Philippine companies will also subject an Underlying to risks associated with government corruption, including lack of transparency and contradictions in regulations, appropriation of assets, graft, excessive and/or unpredictable taxation, and an unreliable judicial system.
The Philippines has historically been prone to incidents of political and religious related violence and terrorism, and may continue to experience this in the future.

The Philippines is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Philippines’ economy.
Investing in Russia
In additional to the risks listed under "Foreign Securities" and "Investing in Emerging Countries," investing in Russia presents additional risks. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.
Because of the relatively recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to 2013, there was no central registration system for share registration in Russia and registration was carried out by the companies themselves or by registrars located throughout Russia. These registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity. In 2013, Russia implemented changes intended to enhance the efficiency and transparency of the Russian securities market and decrease risk of loss in connection with recording and transferring title to securities. However, more recently, Russia took actions that impact the custody of securities of Russian issuers and may be detrimental to a Fund's ability to locate and recover such securities. Russia may continue to take similar actions in the future. A Fund's investments in Russian securities may be subject to problems relating to custody, which can result in losses to the Fund.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions negatively affected Russian borrowers’ ability to access international capital markets and had a damaging impact on the Russian economy. In addition, there is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Russia’s government has begun to take bolder steps, including use of the military, to re-assert its regional geo-political influence. In February 2022, Russia launched a large-scale invasion of Ukraine. These steps have increased tensions between its neighbors and Western countries, which may adversely affect its economic growth. These developments may continue for some time and create uncertainty in the region. Russia’s actions have induced the United States and other countries to impose economic sanctions and may result in additional sanctions in the future. Such sanctions, which impact many sectors of the Russian economy, may cause a decline in the value and liquidity of Russian securities and adversely affect the performance of an Underlying Fund or make it difficult for an Underlying Fund to achieve its investment objectives. In certain instances, sanctions and other similar measures could prohibit an Underlying Fund from buying or selling Russian securities, rendering any such securities held by an Underlying Fund unmarketable for an indefinite period of time. In addition, such sanctions, and the Russian government’s response, could result in a downgrade in Russia’s credit rating, devaluation of its currency and/or increased volatility with respect to Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and issuers of securities in which an Underlying Fund invests.
Investing in South Africa
South Africa suffers from significant wealth and income inequality and high rates of unemployment. This may cause civil and social unrest, which could adversely impact the South African economy. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. South Africa has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in certain newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. South Africa is particularly susceptible to extended droughts and water shortages. Such episodes could intensify as a result of future climate changes and could potentially lead to political instability and lower economic productivity. The South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy.
Investing in South Africa involves risks of less uniformity in accounting and reporting requirements, less reliable securities valuation, and greater risk associated with custody of securities, than investing in developed countries. Investments in South Africa may also be more likely to experience inflation risk and rapid changes in economic conditions than investments in more developed markets. As a result of these and other risks, an Underlying Fund’s investments in South Africa may be subject to a greater risk of loss than investments in more developed markets.
Investing in Turkey
Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Turkish equity and currency markets. Turkey has experienced periods of substantial inflation, currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market. Turkey has also experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating.
Turkey has begun a process of privatization of certain entities and industries. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards. Privatized industries also run the risk of re-nationalization.

Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Investing in Vietnam
While Vietnam has been experiencing a period of rapid economic growth, the country remains relatively poor, with under-developed infrastructure and a lack of sophisticated or high tech industries. Risks of investing in Vietnam include, among others, expropriation and/or nationalization of assets, political instability, including authoritarian and/or military involvement in governmental decision-making, and social instability as a result of religious, ethnic and/or socioeconomic unrest.
Vietnam has at times experienced a high inflation rate, at least partially as a result of the country’s large trade deficit. The inflation rate could return to a high level and economic stability could be threatened.
Vietnam may be heavily dependent upon international trade and, consequently, may have been and may continue to be, negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. The economy of Vietnam also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.
The Vietnamese economy also has suffered from excessive intervention by the Communist government. Many companies listed on the exchanges are still partly state-owned and have a degree of state influence in their operations. The government of Vietnam continues to hold a large share of the equity in privatized enterprises. State owned and operated companies tend to be less efficient than privately owned companies, due to lack of market competition.
The government of Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers operating in Vietnam. Only a small percentage of the shares of privatized companies are held by investors. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located in Vietnam. Moreover, governmental approval prior to investments by foreign investors may be required in Vietnam and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors make investing in issuers located in Vietnam significantly riskier than investing in issuers located in more developed countries, and could a cause a decline in the value of an Underlying Fund’s shares. In addition, the government of Vietnam may levy withholding or other taxes on dividend and interest income. Although a portion of these taxes may be recoverable, any non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investment in Vietnam may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of capital by foreign investors. Vietnamese authorities have in the past imposed arbitrary repatriation taxes on foreign owners. In addition, there is the risk that if Vietnam’s balance of payments declines, Vietnam may impose temporary restrictions on foreign capital remittances. Consequently, an Underlying Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to an Underlying Fund of any restrictions on investments. Additionally, investments in Vietnam may require an Underlying Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to an Underlying Fund.
Current investment regulations in Vietnam require funds to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of an Underlying Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the applicable Underlying Fund.
Vietnam is also subject to certain environmental risks, including typhoons and floods, as well as rapid environmental degradation due to industrialization and lack of regulation.

Investing in Frontier Countries
In addition to the risks listed above under “Foreign Securities” and “Investing in Emerging Countries,” investments in frontier countries present additional risks. Frontier market countries are generally considered to be more developed than the least developed countries but are smaller, less liquid and more risky than emerging market countries. Frontier market countries typically have less accessible capital markets than emerging market countries. As a result, the risks of investing in emerging market countries may be magnified in frontier market countries. Frontier markets include, but are not limited to, countries such as Bangladesh, Vietnam, Morocco, Nigeria and Romania. Frontier markets may be more likely to experience inflation risk, political turmoil and rapid changes in economic conditions than emerging markets. Investments in frontier markets may also be subject to a greater risk of loss than investments in emerging markets. Frontier markets may have less uniformity in accounting and reporting requirements, unreliable securities valuation, government ownership or control of parts of the private sector and of certain companies, and greater risks associated with the custody of securities. Economic, political, liquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets. In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities from being voted, or from trading within a specified number of days before, and in certain instances, after the shareholder meeting. Share blocking may prevent the Underlying Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from one day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. Additionally, in certain countries, the block cannot be removed.
Forward Foreign Currency Exchange Contracts
Certain Underlying Funds may, to the extent consistent with their investment policies, enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. The Fund and certain of the Underlying Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has a small or no deposit requirement, and no commissions are generally charged at any stage for trades.
At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.
Certain Underlying Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and/or an Underlying Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would have cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, an Underlying Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Underlying Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Certain Underlying Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, an Underlying Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund’s foreign assets.
Certain Underlying Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Adviser determines that there is a pattern or correlation between the two currencies. In addition, an Underlying Fund may enter into foreign currency transactions to seek a closer correlation between the Underlying Fund’s overall currency exposure and the currency exposure of the Underlying Fund’s benchmark.
Certain of the Underlying Funds will not enter into a forward contract with a term of greater than one year. Certain Underlying Funds may not be required to post cash collateral with their non-U.S. counterparties in certain foreign currency transactions. Accordingly, such an Underlying Fund may remain more fully invested (and more of the Underlying Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with U.S. counterparties). Because such an Underlying Fund’s non-U.S. counterparties are not required to post cash collateral with the Underlying Fund, the Underlying Fund will be subject to additional counterparty risk.
While an Underlying Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Underlying Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. Markets for trading such forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Such forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Because a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments at the current market price. Certain of the Underlying Funds may not enter into such transactions unless the Underlying Fund considers the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty to be investment grade.To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities.
Futures Contracts and Options on Futures Contracts
Certain Underlying Funds may purchase and sell futures contracts and may also purchase and write options on futures contracts. The futures contracts may be based on various securities, securities indices, foreign currencies and other financial instruments and indices. Certain of the Underlying Funds may engage in transactions only with respect to certain equity indices.  An Underlying Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Certain Underlying Funds may also enter into closing purchase and sale transactions with respect to such contracts and options. The investment adviser of the Underlying Fixed Income Funds will also use futures contracts and options on futures contracts to manage the Underlying Funds’ target duration in accordance with their benchmark or benchmarks.
Futures contracts entered into by an Underlying Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain Underlying Funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Underlying Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act ("CEA"), the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, an Underlying Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Underlying Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Underlying Fund may purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that the Fund has acquired or expects to acquire. In addition, certain

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, the Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging Strategies Using Futures Contracts. When an Underlying Fund uses futures contracts for hedging purposes, the Underlying Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Underlying Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. An Underlying Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Underlying Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. Similarly, each Underlying Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Underlying Fund's investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Underlying Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in an Underlying Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Underlying Fund's investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting an Underlying Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, an Underlying Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on Futures Contracts. The acquisition of put and call options on futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund’s assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. An Underlying Fund (other than the MLP Energy Infrastructure Fund) will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs and require posting margin.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between an Underlying Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.
In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of an Underlying Fund’s trading in futures depends upon the ability of the Underlying Fund's investment adviser to analyze correctly the futures markets.
Greenfield Projects
Greenfield projects are energy-related projects built by private joint ventures formed by energy companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. Certain Underlying Funds, may invest in the equity of greenfield projects and also may invest in the secured debt of greenfield projects. However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. The Investment Adviser believes that this niche leverages the organizational and operating expertise of large, publicly traded companies and provides certain Underlying Funds with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists should changes in regulation occur during construction or the necessary permits are not secured prior to beginning construction.
High Yield Securities
Certain of the Underlying Funds may invest in bonds rated BB+ or below by S&P Global Ratings, or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) (B or higher by S&P Global Ratings or Moody’s for Mid Cap Value Fund) or comparable rated and unrated securities. These bonds are commonly referred to as “junk bonds” and are considered speculative. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investments in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by S&P Global Ratings or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by S&P Global Ratings, Moody’s, Fitch Ratings, Inc. and DBRS, Inc.

The market values of high yield securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the NAV of an Underlying Fund.
The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, an Underlying Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. An Underlying Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Underlying Fund in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.
The secondary market for high yield securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield securities is generally lower than that of higher rated securities. The secondary market for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Underlying Funds to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. The Underlying Fund's investment adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAVs of the Underlying Funds. A less liquid secondary market also may make it more difficult for the Underlying Funds to obtain precise valuations of the high yield securities in their portfolios.
The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
Non-investment grade or high yield securities also present risks based on payment expectations. High yield securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences net redemptions of its shares it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund's investment adviser than would be the case with investments in investment-grade debt obligations.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on an Underlying Fund’s NAV to the extent it invests in such investments. In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
These and other factors discussed in the section below, titled “Illiquid Investments,” may impact the liquidity of investments in high yield securities.
Illiquid Investments
Pursuant to Rule 22e-4 under the 1940 Act, an Underlying Fund may not acquire any “illiquid investment” if, immediately after the acquisition, an Underlying Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that an Underlying Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain SMBS, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, certain Senior Loans and Second Lien Loans, certain CDOs, CLOs, CBOs, certain bank obligations, certain non-investment grade securities and other credit instruments and Restricted Securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that an Underlying Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, an Underlying Fund must take this determination into account when classifying the liquidity of that investment or asset class.
In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by an Underlying Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in an Underlying Fund’s portfolio become illiquid, an Underlying Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause an Underlying Fund to exceed this limit, an Underlying Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force an Underlying Fund to liquidate any portfolio instrument where the Underlying Fund would suffer a loss on the sale of that instrument.
Income Trusts
Certain Underlying Funds may invest in income trusts, including business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unit holders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.
Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. It is anticipated that the number of businesses constituted or reorganized as income trusts will increase significantly in the future. Conversion to the income trust structure is attractive to many existing mature businesses with relatively high, stable cash flows and low capital expenditure requirements, due to tax efficiency and investor demand for high-yielding equity securities. One of the primary attractions of business trusts, in addition to their relatively high yield, is their ability to enhance diversification in the portfolio as they cover a broad range of industries and geographies, including public refrigerated warehousing, mining, coal distribution, sugar distribution, forest products, retail sales, food sales and processing, chemical recovery and processing, data processing, gas marketing and check printing. Each business represented is typically characterized by long life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest rate risks.
Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company, and distributes them as income to its unit holders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.
An Underlying Fund may invest in oil royalty trusts that are traded on stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to shareholders (unitholders) in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.
The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities is dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather, and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The Investment Adviser expects that the combination of global demand growth and depleting reserves, together with current geopolitical instability, will continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause an Underlying Fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.
Moreover, as the underlying oil and gas reserves are produced the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions. When an Underlying Fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks, which are described above under “Foreign Securities.”
Index Swaps, Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, and Options on Swaps
Certain of the Underlying Funds  may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, certain of the Underlying Funds may enter into mortgage, credit, index, equity, interest rate, credit, currency and total return swaps and other interest rate swap arrangements such as rate caps, floors and collars, for both hedging purposes and to seek to increase total return. Certain of the Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.
In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Underlying Funds post initial and variation margin by making payments to their clearing member FCMs.
Interest rate swaps involve the exchange by an Underlying Fund with another party of commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices.
Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.
Index swaps involve the exchange by an Underlying Fund with another party of payments based on a notional principal amount of a specified index or indices.
Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Credit swaps (also referred to as credit default swaps) involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component.
Equity swap contracts may be structured in different ways. For example, as a total return swap where a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In other cases, the counterparty and the Underlying Fund may each agree to pay the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).
A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Because interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, an Underlying Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.
A great deal of flexibility may be possible in the way swap transactions are structured. However, generally an Underlying Fund will enter into interest rate, total return, credit, mortgage, equity and index swaps on a net basis, which means that the two payment streams are netted out, with an Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, index, mortgage and equity swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, index, mortgage and equity swaps is normally limited to the net amount of interest payments that an Underlying Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, index, mortgage or equity swap defaults, an Underlying Fund’s risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any.
In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by an Underlying Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. An Underlying Fund may be either the protection buyer or seller in the transaction. If the Underlying Fund is a buyer and no credit event occurs, the Underlying Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, an Underlying Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, an Underlying Fund would effectively add leverage to its portfolio because, in addition to its total net assets, an Underlying Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Underlying Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Underlying Fund.
As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause an Underlying Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of an Underlying Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by an Underlying Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Underlying Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
The use of swaps and swaptions or an interest rate floor, cap or collar is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Underlying Fund would be less favorable than it would have been if this investment technique were not used.
In addition, these transactions can involve greater risks than if an Underlying Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if an Underlying Fund invests in cleared swaps. Bilateral swap agreements are two party contracts that may have terms of greater than seven days. Moreover, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require an Underlying Fund to incur increased expenses to access the same types of swaps.
Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in swaps.
Inverse Floating Rate Securities
Permissible investments for certain of the Underlying Funds include inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters”.  The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
Investments in Unseasoned Companies
Underlying Funds may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Lending of Portfolio Securities
Certain Underlying Funds may lend their portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, an Underlying Fund attempts to increase its net investment income. For additional information about a Fund’s securities lending activities for the most recent fiscal year, if any, see the section of this SAI titled “SECURITIES LENDING.”
Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to the Underlying Fund as necessary to fully cover their obligations to return the loaned securities on demand or at the end of the agreed loan period.
With respect to loans that are collateralized by cash, the Underlying Fund may reinvest that cash in short-term investments (generally by investing in the Goldman Sachs Financial Square Government Fund) and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects a Fund to market depreciation or appreciation, and an Underlying Fund is responsible for any loss that may result from its investment of the collateral. Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investment funds or money market funds that are managed by the Investment Adviser or its affiliates, and which pay the Investment Adviser or its affiliates for their services. If an Underlying Fund were to receive non-cash collateral, the Underlying Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.
For the duration of any securities loan, an Underlying Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. Although an Underlying Fund will not have the right to vote its loaned securities during the period of the loan, the Underlying Fund may attempt to recall a loaned security in anticipation of a vote if it desires to do so. A recall involves the termination of the securities loan. An Underlying Fund will have the right to terminate a securities loan at any time and if the Fund does so, it is entitled to received the loaned securities within the normal and customary settlement time for securities transactions. While certain Goldman Sachs Funds (e.g., those managed by the Fundamental Equity Team) generally will seek to recall a loaned security for the purpose of voting, other Goldman Sachs Funds (e.g., those managed by the Quantitative Investment Strategies and Quantitative Equity Strategies Teams) generally will not seek to recall a loaned security for the purpose of voting. If an Underlying Fund attempts to recall a loaned security, there is no guarantee that any such recall request will be satisfied in time for the Underlying Fund to vote the shares in question.
Securities lending involves certain risks. An Underlying Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. An Underlying Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending also subjects an Underlying Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to an Underlying Fund that loans non-U.S. securities. In addition, an Underlying Fund bears the risk that the value of the securities on loan will increase while they are on loan, or that the value of the collateral will decline during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. An Underlying Fund also bears the risk that a borrower may fail to return loaned securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, an Underlying Fund may also lose its rights in the collateral. An Underlying Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities (including voting the loaned securities in question). If an Underlying Fund is not able to recover the loaned securities, the Underlying Fund may sell the collateral and purchase replacement securities in the market. However, an Underlying Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for the Underlying Fund. In determining whether to lend securities or terminate a loan of securities to a particular borrower, the creditworthiness of the borrower will be considered and monitored throughout the period of the loan. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by an Underlying Fund will not exceed one-third of the value of the Underlying Fund’s total assets (including the loan collateral).
An Underlying Fund will consider the loaned securities as assets of the Underlying Fund, but will not consider any collateral as an Underlying Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the Prospectuses regarding investing in fixed income securities and cash equivalents.
The Board of Trustees has approved each Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto. Certain Goldman Sachs Underlying Funds have retained either an affiliate of its investment adviser or State Street Bank and Trust Company to serve as their securities lending agent.
For its services, the securities lending agent may receive a fee from an Underlying Fund, including a fee based on the returns earned on the Underlying Fund’s investment of cash received as collateral for the loaned securities. In addition, an Underlying Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Fund’s portfolio investment transactions. An Underlying Fund’s Board of Trustees periodically reviews reports on securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Underlying Fund’s securities lending procedures. Goldman Sachs may also be approved as a borrower under a Underlying Fund’s securities lending program, subject to certain conditions.
Loans and Loan Participations
An Underlying Fund or a Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. The Underlying Funds and Funds may only invest in loans to issuers in whose obligations it may otherwise invest. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When acting as co-lender in connection with a participation interest or when acquiring certain participation interests, a Fund or Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where direct recourse is lacking, an Underlying Fund or Fund will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund or Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved in purchasing a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund or Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund or Fund may also be subject to the risk that the agent lender may become insolvent.
Loan obligations are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment, leaving all or part of a loan obligation unsecured. Unsecured loan obligations or unsecured portions of loan obligations are subject to greater risk of loss in the event of default by the borrower than secured loans. Many loan obligations are subject to legal or contractual restrictions on resale and are relatively illiquid and may be difficult to value. The purchase and sale of a loan obligation are subject to the requirements of the credit agreement governing the loan obligation. Loan obligations are not traded on an exchange and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. These factors will also have an adverse impact on an Underlying Fund’s or Fund’s ability to dispose of particular loan obligations or loan participations when necessary to meet the Underlying Fund’s or Fund’s liquidity needs or when necessary in response to a specific economic event, such as a decline in the credit quality of the borrower. Underlying Funds or Funds investing in loan participations may have limited recourse against a borrower who fails to pay scheduled principal and interest.
Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets, impose other obligations and/or release or transfer the specific collateral securing the loan. To the extent a loan does not have certain covenants (or has less restrictive covenants) an investment in the loan will be particularly sensitive to the risks associated with loan investments. In addition, to the extent a loan is modified or restructured (including, under certain circumstances, without the consent of, or upon the consent from less than 100% of, the holders of the loan), an investment in the loan may be materially and adversely affected. Under these circumstances, an Underlying Fund or Fund may incur expenses enforcing or defending its claims against the borrower and/or other debt holders and creditors.
Low Exercise Price Options
From time to time, certain Underlying Funds may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when the Underlying Fund wishes to sell it.

Master Limited Partnerships
Certain Underlying Funds may invest in MLPs. An MLP is an entity receiving partnership taxation treatment under the Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. Due to their partnership structure, MLPs generally do not pay income taxes.
Holders of MLP units could potentially become subject to liability for all of the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.
To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Many of the MLPs in which an Underlying Fund may invest operate oil, gas or petroleum facilities, or other facilities within the energy sector. The MLP Energy Infrastructure Fund intends to concentrate its investments in the energy sector, with a focus on “midstream” energy infrastructure MLPs. The MLP Energy Infrastructure Fund may, however, invest in MLP entities in any sector of the economy.
Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs may also operate ancillary businesses including marketing of energy products and logistical services. An Underlying Fund may also invest in “upstream” and “downstream” MLPs. Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas and natural gas liquids. Downstream MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. The MLPs in which an Underlying Fund invests may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.
MLP Equity Securities. Equity securities issued by MLPs generally consist of common units, subordinated units and preferred units, as described more fully below.
MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the National Association of Securities Dealers Automated Quotations System (“NASDAQ”). An Underlying Fund may purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive a minimum quarterly distribution (“MQD”) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (“arrearage rights”). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs issue different classes of common units that may have different voting, trading, and distribution rights. An Underlying Fund may invest in different classes of common units.
MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. An Underlying Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs issue different classes of subordinated units that may have different voting, trading, and distribution rights. An Underlying Fund may invest in different classes of subordinated units.
MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter (“OTC”), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.
MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. An Underlying Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
MLP General Partner or Managing Member Interests. The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade. An Underlying Fund may invest in MLP debt securities without regard to credit quality or maturity. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.
Limited Liability Company Common Units. Some energy companies in which certain Underlying Funds may invest have been organized as limited liability companies (“MLP LLCs”). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, an Underlying Fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC’s success through distributions and/or capital appreciation. Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.
MLP Affiliates and I-Units
Other MLP Equity and Debt Securities. Certain Underlying Funds, may invest in equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. An Underlying Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.
I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I-Units in an amount equal to the cash distributions received by common unit holders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.
Mortgage Dollar Rolls
Certain of the Underlying Funds may enter into mortgage dollar rolls, in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Underlying Fund.
For financial reporting and tax purposes, the Underlying Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which an Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage an Underlying Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of an Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls.
Mortgage Loans and Mortgage-Backed Securities
Certain of the Underlying Funds may invest in mortgage loans, mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans, including collateralized mortgage obligations, real estate mortgage investment conduits (“REMICs”) and stripped mortgage backed securities, as described below (“Mortgage-Backed Securities”).
Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.

General Characteristics of Mortgage Backed Securities.
In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.
The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from their anticipated levels. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, the Underlying Fund's investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by an Underlying Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than an Underlying Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because an Underlying Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, an Underlying Fund’s performance will depend in part upon the ability of an Underlying Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to an Underlying Fund while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.
The rate of interest paid on Mortgage-Backed Securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the Mortgage-Backed Securities, and this delay reduces the effective yield to the holder of such securities.

The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a REMIC, which is subject to special federal income tax rules. A description of the types of mortgage loans and Mortgage-Backed Securities in which certain Underlying Funds may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for an Underlying Fund.
Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which an Underlying Fund may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgage Backed Securities that the Fund and certain Underlying Funds may invest in as described above).
Adverse changes in market conditions and regulatory climate may reduce the cash flow which an Underlying Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by an Underlying Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgage-Backed Securities and other asset-backed securities in which the Underlying Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by an Underlying Fund may experience declines after they are purchased by an Underlying Fund.
General Regulatory Considerations of Mortgage-Backed Securities
The unprecedented disruption in the mortgage- and asset-backed securities markets in 2008-2009 resulted in significant downward price pressures as well as foreclosures and defaults in residential and commercial real estate. As a result of these events, the liquidity of the mortgage- and asset-backed securities markets was negatively impacted during that time. Following the market dislocation, the U.S. Congress passed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general. Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the Federal Deposit Insurance Corporation (“FDIC”), may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that may be owned by an Underlying Fund.
Certain General Characteristics of Mortgage Loans
Adjustable Rate Mortgage Loans (“ARMs”). Certain Underlying Funds may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow an Underlying Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to an Underlying Fund.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.
ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to an Underlying Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of an Underlying Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year SOFR or another rate determined using SOFR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in an Underlying Fund’s portfolio and, therefore, in the NAV of an Underlying Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which an Underlying Fund may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect an Underlying Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Underlying Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.
Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.
2.
Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.
3.
Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.
4.
“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.
5.
Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
6.
Governmental Action, Legislation and Regulation. Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of Mortgage-Backed Securities (e.g., the Coronavirus Aid, Relief, and Economic Security (CARES) Act). Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by an Underlying Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by an Underlying Fund, and consequently, could adversely impact the yields and distributions an Underlying Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans.
Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future, to the extent consistent with its investment policies and objective.
An Underlying Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of an Underlying Fund’s portfolio.
There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. An Underlying Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which the Underlying Fund may invest.
•  Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
•  Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the U.S. Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
•  Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
•  The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Under the direction of FHFA (as defined below), Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform (“CSP”) for the issuance of a uniform Mortgage-Backed Security (“UMBS”) (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac Certificates. The Single Security Initiative is intended to maximize liquidity for both Fannie Mae and Freddie Mac Mortgage-Backed Securities in the “to-be-announced” market. The CSP began issuing UMBS in June 2019. While the initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.
Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.
The FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain Mortgage-Backed Securities. It is also unclear whether the Treasury would continue to enforce its rights or perform its obligations under the senior preferred stock programs. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to an Underlying Fund.
Privately Issued Mortgage-Backed Securities. Certain Underlying Funds may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
Mortgage Pass-Through Securities
To the extent consistent with their investment policies, certain of the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in an Underlying Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.
In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which an Underlying Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by an Underlying Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Underlying Fund may consequently experience losses in respect of such Mortgage-Backed Security.
Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.
Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Certain Underlying Funds may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.
Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”
CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self-storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.
Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions The values of, and income generated by, CMBS may be adversely affected by changing interest rates and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to convert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as for remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. Furthermore, any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time. These developments could also result in reduced liquidity for CMBS and other real estate-related investments.
CMBS held by an Underlying Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.
Stripped Mortgage-Backed Securities. Certain Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.
Certain SMBS may not be readily marketable. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. An Underlying Fund's investments in SMBS may require the Underlying Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in SMBS.
Municipal Securities
Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities (“Municipal Securities”). Dividends paid by the Underlying Funds (other than the MLP Energy Infrastructure Fund) that are derived from interest paid on both tax-exempt and taxable Municipal Securities will be taxable to the Underlying Funds’ shareholders.
Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made or the assets collateralizing such obligations. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. In the aftermath of the 2007-2008 financial crisis, several municipalities filed for bankruptcy or indicated that they may seek bankruptcy protection in the future. Revenue bonds (as described further below), including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.
In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Underlying Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.
The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the liquidity and value of the Municipal Securities in an Underlying Fund’s portfolio.
Municipal Leases, Certificates of Participation and Other Participation Interests. Municipal Securities include leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund’s original investment. To the extent that an Underlying Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund’s limitation on illiquid investments. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by the Investment Adviser to be liquid for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.

Certain of the Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Underlying Fund’s participation interest in the underlying Municipal Securities, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.
Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.
Private Activity Bonds. Certain Underlying Funds invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.
Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond.
Auction Rate Securities. Municipal Securities also include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain recent market environments, auction failures have been more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security.
An Underlying Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.
Other Types of Municipal Securities. Other types of Municipal Securities in which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds, tender option bonds and insured municipal obligations.
Insurance. Certain Underlying Funds may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles an Underlying Fund to receive the face or par value of the securities held by the Underlying Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the Shares of an Underlying Fund.
The Underlying Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.
A secondary market insurance policy is purchased by an investor (such as an Underlying Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Underlying Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Underlying Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.
An insured Municipal Security acquired by an Underlying Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by an Underlying Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality.
Standby Commitments. In order to enhance the liquidity of Municipal Securities, certain Underlying Funds may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which an Underlying Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.
Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from an Underlying Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by an Underlying Fund. In considering whether a security meets an Underlying Fund’s quality standards, the particular Underlying Fund will look to the creditworthiness of the party providing the Underlying Fund with the right to sell as well as the quality of the security itself.
The Underlying Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining an Underlying Fund’s NAV. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, an Underlying Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.
The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Underlying Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax exempt interest earned with respect to such Municipal Securities will be tax exempt in their hands. There is no assurance that standby commitments will be available to the Underlying Funds nor have the Underlying Funds assumed that such commitments would continue to be available under all market conditions.
Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund’s portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund’s return on its portfolio securities.
Tobacco Settlement Revenue Bonds. Certain Underlying Funds may invest a portion of their assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to an Underlying Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.
The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.
Special Risk Considerations Relating to New York Municipal Obligations. The following section provides only a brief summary of the complex factors affecting the financial condition of New York that could, in turn, adversely affect a Fund’s investments in New York’s municipal obligations. The economic and financial condition of New York may be affected by various financial, social, economic, public health, environmental and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect New York’s income and employment levels. Furthermore, such financial, social, economic, public health, environmental and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by New York and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of New York.
New York was adversely impacted by the health-related and economic effects of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 had a negative impact on the New York and national economies.
To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), of which New York received approximately $5.1 billion. In March 2021, the American Rescue Plan was signed into law, which provided an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. New York was allocated approximately $12.7 billion in American Rescue Plan funding. A failure by New York to meet its debt obligations could lead to a significant decline in the value, liquidity and marketability of fund investments. The current economic environment also may negatively affect the economy of New York.
New York City accounts for a significant portion of New York’s population and personal income, and New York City’s financial health could have a substantial impact on New York in many ways. New York City continues to require substantial assistance from New York and depends, in part, on state aid to be able to balance its budget and meet its obligations. If New York City is unable to generate revenues sufficient to fund its operations, New York City may seek to obtain additional resources from the state of New York, which may cause the state of New York to adjust its current or future funding priorities. New York could be negatively affected by adverse economic circumstances in New York City.
The ratings assigned to New York’s general obligation bonds by Moody’s, S&P Global Ratings and Fitch as of July 8, 2024 were Aa1, AA+, and AA+, respectively. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by New York, which would in turn negatively impact the performance of a Fund.
Non-Diversified Status
Certain Underlying Funds are non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, certain Underlying Funds may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Because certain Underlying Funds are “non-diversified” under the Act, each Underlying Fund is subject only to certain federal tax diversification requirements. Pursuant to such requirements, each Underlying Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of each Underlying Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities and, securities of other regulated investment companies. and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of each Underlying Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund’s total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by each Underlying Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
Optimized Portfolio as Listed Securities
The Underlying Funds may invest in optimized portfolio as listed securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities and also have the risk that they will not track the underlying index. In addition, because the OPALS are not registered under applicable securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Underlying Funds to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.
Options on Securities and Securities Indices and Foreign Currencies
Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs pursuant to the exercise of put options. If an Underlying Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it must sell the underlying currency (or security quoted or denominated in that currency) to the purchaser of the option if the option is exercised.
There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the relevant clearinghouse inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
An Underlying Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.
The amount of the premiums that an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Writing and Purchasing Call and Put Options on Securities and Securities Indices. Certain Underlying Funds may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. An Underlying Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. An Underlying Fund may also, to the extent that it invests in foreign securities, write (sell) put and call options on foreign currencies. A call option written by an Underlying Fund obligates that Underlying Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, an Underlying Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by an Underlying Fund as the seller of the call option. An Underlying Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Underlying Fund. An Underlying Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by an Underlying Fund would obligate the Underlying Fund to purchase specified securities from the option holder at a specified price if, depending upon the type of put option, either (i) the option is exercised at any time on or before the expiration date or (ii) the option is exercised on the expiration date.
The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
An Underlying Fund may also write (sell) call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
An Underlying Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
An Underlying Funds may also purchase put and call options on any securities in which it may invest or any securities index comprised of securities in which it may invest. An Underlying Fund may also enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
An Underlying Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or other instruments exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.
The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the market value of an Underlying Fund’s securities or other instruments. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.
An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing and Purchasing Call and Put Options on Securities and Securities Indices” above.
Yield Curve Options. Certain of the Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
    An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Underlying Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated. Yield curve options are traded over-the-counter and established trading markets for these options may not exist.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to options it has written, the Underlying Fund must sell the underlying securities to the purchasers of the options if the options are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.
Transactions by each Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The writing of options could increase an Underlying Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Writing and Purchasing Call and Put Options on Currency. An Underlying Funds may, to the extent that it invests in foreign securities, write and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S.

dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that an Underlying Fund has written is exercised, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund’s position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.
Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when the Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund’s portfolio.
A currency call option written by an Underlying Fund obligates the Underlying Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A currency put option written by an Underlying Fund obligates the Underlying Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.
An Underlying Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.
An Underlying Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.
An Underlying Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the dollar value of an Underlying Fund’s portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.
In addition to using options for the hedging purposes described above, the Underlying Funds may use options on currency to seek to increase total return. The Underlying Funds may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, the Underlying Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Underlying Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

Participation Notes
Certain Underlying Funds may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. An Underlying Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note matures, the issuer of the participation note will pay to, or receive from, an Underlying Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with an Underlying Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and an Underlying Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.
Pooled Investment Vehicles
A Fund may invest in the Underlying Funds in reliance on Rule 12d1-4 under the Act, which allows a fund to acquire shares of an “acquired fund” in excess of the statutory limitations imposed by the Act. Fund of funds arrangements relying on Rule 12d1 4 are subject to several conditions, certain of which are specific to a Fund or Underlying Fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s asset, except in certain circumstances. The limitations placed on acquired funds under Rule 12d1-4 may impact the ability of a Fund to invest in an Underlying Fund or may impact the investments made by the Underlying Fund.
An Underlying Fund may invest in securities of pooled investment vehicles, including other investment companies and ETFs. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) of the Underlying Fund. An Underlying Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive rule adopted by the SEC or an exemptive order obtained from the SEC, the Underlying Fund may invest in other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those other investment companies may be funds for which an Investment Adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. Although each Underlying Fund does not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment policies and fundamental restrictions as the Underlying Fund. Additionally, if an Underlying Fund serves as an “acquired fund” of another Goldman Sachs Fund or unaffiliated investment company, the Underlying Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Underlying Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive relief obtained from the SEC. For example, Rule 12d1-4 generally prohibits an Underlying Fund in a fund of funds arrangement relying on that rule from purchasing or otherwise acquiring the securities of an investment company or a private fund if, after such purchase or acquisition, the aggregate value of the Underlying Fund’s investments in such investment companies and private funds would exceed 10% of the value of its total assets, subject to limited exceptions (including for investments in money market funds).

ETFs are pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF generally represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries risks of its underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
Portfolio Turnover
Underlying Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity or fixed-income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of the Underlying Fund may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Underlying Funds to receive favorable tax treatment. The Underlying Funds are  not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
Preferred Stock, Warrants and Stock Purchase Rights
Certain Underlying Funds  may invest in preferred stock, warrants and stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Private Investment in Public Equities (“PIPEs”)
Certain of the Underlying Funds may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. The Investment Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as an Underlying Fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. The following highlights some of the reasons MLPs choose to issue equity through private placements:
Effective Acquisition Funding Vehicle. MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues (discussed below) and can ease rating agency concerns over interim excessive leverage associated with an acquisition.
Eliminates or Reduces Equity Overhang Issues. Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.
Broadens Investor Base. Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as an Underlying Fund, that participate in PIPEs are potential investors for future equity financings.
Greater Structural Flexibility. Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed by the Investment Adviser to be likely to remain an important funding component in the MLP sector.
Avoided Cost and Uncertainty of Public Equity Issuance. Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.
More Expedient Process with Limited Marketing Requirements. Unlike public equity offerings, private placements are typically more time efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.
Monetizations. Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.
Many MLPs rely on the private placement market as a source of equity capital. Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.
Real Estate Investment Trusts
Certain Underlying Funds may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements
Certain Underlying Funds may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of the repurchase obligation. The collateral may consist of any type of security in which an Underlying Fund is eligible to invest. Certain  Underlying Funds may also enter into repurchase agreements involving obligations other than U.S. Government Securities (such as foreign government securities, commercial paper, corporate bonds, mortgage loans and equities), which may be subject to additional risks. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from an Underlying Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by an Underlying Fund subject to a repurchase agreement as being owned by an Underlying Fund or as being collateral for a loan by an Underlying Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, an Underlying Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and an Underlying Fund has not perfected a security interest in the security, an Underlying Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.
The Underlying Fund, together with other registered investment companies having management agreements with the Investment Adviser or its  affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Restricted Securities
Certain Underlying Funds may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.
Reverse Repurchase Agreements
Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund may sell portfolio securities to banks and other financial institutions, with an agreement to repurchase the security on an agreed date, price and interest payment. For certain Underlying Funds, these reverse repurchase agreements may involve certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of an Underlying Fund’s outstanding shares.
Reverse repurchase agreements are a form of secured borrowing and subject the Underlying Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all. When an Underlying Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Underlying Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in an Underlying Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by an Underlying Fund exceeds the repurchase price payable by the Underlying Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. In addition, an Underlying Fund may be unable to sell the instruments it acquires with the proceeds of the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect an Underlying Fund’s strategy and result in lower fund returns. An Underlying Fund could lose money if it is unable to recover the securities or if the value of investments made by the Underlying Fund using the proceeds of the transaction is less than the value of securities.
Risks of Qualified Financial Contracts
Regulations adopted by federal banking regulators under the Dodd Frank Act, which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of an Underlying Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact an Underlying Fund’s credit and counterparty risks.
Second Lien Loans. The Fund and/or Underlying Fund may invest in second lien loans, which have the same characteristics as senior loans except that such loans are second in lien property rather than first. Second lien loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund  and/or  Underlying Fund. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure for the holders of such loans. Second lien loans share the same risks as other below investment grade securities.
Senior Loans. The Fund and/or Underlying Fund may invest in senior loans. Senior loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily SOFR or Term SOFR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Some loans may continue to temporarily use synthetic London Interbank Offer Rate (“LIBOR”) or may have previously used LIBOR.
Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods would generally increase fluctuations in the Fund's  and/or Underlying Fund’s NAV as a result of changes in market interest rates. The Fund and/or Underlying Fund is not subject to any restrictions with respect to the maturity of senior loans held in its portfolio. As a result, as short-term interest rates increase, interest payable to the Fund and/or Underlying Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund and/or Underlying Fund from its investments in Senior Loans should decrease. Because of prepayments, it is expected that the average lives of the senior loans in which the Fund and/or Underlying Fund invests to be shorter than the stated maturity.
Senior loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund and/or Underlying Fund , a reduction in the value of the investment and a potential decrease in the Fund's  and/or Underlying Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund and/or Underlying Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. The collateral securing a senior loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's  and/or Underlying Fund’s performance.
Many senior loans in which the Fund and/or Underlying Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to senior loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Underlying Funds will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Although senior loans hold the most senior position in the capital structure of a borrower. Senior loans may become subordinated to other debt holders and creditors (including, under certain circumstances, upon the consent from less than 100% of the holders of the senior loans). Senior loans that are subordinated to other debt holders and creditors will be subject to the risks generally associated with investments in second lien and more junior loans. Many of the Senior Loans in which the Fund and/or Underlying Fund may invest will have been assigned below investment grade ratings by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of senior loans, the Investment Adviser believes that senior loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Investment Adviser does not view ratings as the determinative factor in their investment decisions and rely more upon its credit analysis abilities than upon ratings. Investors in loans, such as the Fund and/or Underlying Fund , may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
No active trading market may exist for some senior loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the NAV of the Fund and/or Underlying Fund . Because transactions in many senior loans are subject to extended trade settlement periods, the Fund and/or Underlying Fund may not receive the proceeds from the sale of senior loans for a period after the sale of the senior loans. In addition, the Fund may not be able to readily dispose of its senior loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of the relative illiquidity of the trading markets for senior loans, the Fund and/or Underlying Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. During periods of limited supply and liquidity of Senior Loans, the Fund's  and/or Underlying Fund’s yield may be lower.

When interest rates decline, the value of the Fund and/or Underlying Fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of the Fund and/or Underlying Fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of senior loans (due to the fact that floating rates on senior loans only reset periodically), the value of senior loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent the Fund and/or Underlying Fund invests in floating-rate senior loans, the Fund's  and/or Underlying Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund and/or Underlying Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund's  and/or Underlying Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of senior loans and other debt obligations, impairing the NAV of the Fund and/or Underlying Fund .
The Fund and/or Underlying Fund may purchase and retain in its portfolio a senior loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a senior loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund and/or Underlying Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a senior loan.
The Fund and/or Underlying Fund may also purchase senior loans on a direct assignment basis. If the Fund and/or Underlying Fund purchases a senior loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in senior loans on a direct assignment basis may involve additional risks to the Underlying Funds. For example, if such loan is foreclosed, the Fund and/or Underlying Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of less readily marketable indebtedness involves a greater degree of judgment in determining the NAV of the Fund and/or Underlying Fund than if that valuation were based on available market quotations, and could result in significant variations in the Fund's   and/or  Underlying Fund’s daily share price. At the same time, some loan interests are regularly traded among certain financial institutions. As the market for different types of indebtedness develops, the liquidity of the market for these instruments is expected to improve. The Fund and/or Underlying Fund currently intends to treat loan indebtedness as liquid when there is a readily available market for the investment. To the extent a readily available market ceases to exist for a particular investment, such investment would generally be treated as illiquid for purposes of the limitation on illiquid investments. Investments in loans and loan participations are considered to be debt obligations for purposes of the Fund's  and/or Underlying Fund’s investment restriction relating to the lending of funds or assets by the Fund and/or Underlying Fund .
These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in loans and loan participations.
Short Sales
The Funds and certain Underlying Funds may engage in short sales. Short sales are transactions in which a Fund or Underlying Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund or Underlying Fund must borrow the security to make delivery to the buyer. The Fund or Underlying Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund or Underlying Fund. Until the security is replaced, the Fund or Underlying Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund or Underlying Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.

An Underlying Fund  will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund or Underlying Fund replaces the borrowed security. The Fund or Underlying Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund or Underlying Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.
Until a Fund or Underlying Fund replaces a borrowed security in connection with a short sale, the Fund or Underlying Fund will fully collateralize its position.
There is no guarantee that a Fund or Underlying Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund or Underlying Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund or Underlying Fund is unable to borrow the same security from another lender. If that occurs, the Fund or Underlying Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
The Funds and certain of the Underlying Funds may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund or an Underlying Fund, for example, to lock in a sales price for a security a Fund or an Underlying Fund does not wish to sell immediately. If a Fund or an Underlying Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.
If a Fund or an Underlying Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund or an Underlying Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund or an Underlying Fund may effect short sales.
Special Purpose Acquisition Companies
Underlying Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (unless such shareholders approve alternative arrangements), less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) prior to any acquisition or merger, a SPAC’s assets are typically invested in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of an Underlying Fund’s other investments; (iii) an Underlying Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Underlying Fund’s investments in SPACs will not significantly contribute to the Underlying Fund’s distributions to shareholders; (iv) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (v) an attractive acquisition or merger target may not be identified at all, in which case the SPAC will be required to return any remaining monies to shareholders; (vi) if an acquisition or merger target is identified, an Underlying Fund may elect not to participate in, or vote to approve, the proposed transaction or the Underlying Fund may be required to divest its interests in the SPAC, due to regulatory or other considerations, in which case the Underlying Fund may not reap any resulting benefits; (vii) the warrants or other rights with respect to the SPAC held by an Underlying Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (viii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (ix) under any circumstances in which an Underlying Fund receives a refund of all or a portion of its original investment (which typically represents a pro rata share of the proceeds of the SPAC’s assets, less any applicable taxes), the returns on that investment may be negligible, and the Underlying Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (x) to the extent an acquisition or merger is announced or completed, shareholders who redeem their shares prior to that time may not reap any resulting benefits; (xi) an Underlying Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (xii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (xiii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (xiv) only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving an Underlying Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Underlying Fund believes is the SPAC interest’s intrinsic value; and (xv) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.
Structured Notes
Certain Underlying Funds may invest in structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. The interest rate or the principal amount payable upon maturity or redemption may also be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.
Temporary Investments
A Fund or Underlying Fund may, for temporary defensive purposes (and to the extent it is permitted to invest in the following), invest a certain percentage of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by S&P Global Ratings, P-2 by Moody’s or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items. When an Underlying Fund's assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.
U.S. Government Securities
An Underlying Fund and each Fund may invest in U.S. Government Securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury Department (the “Treasury”), (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.
U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. These and other factors discussed in the section above, titled “Illiquid Investments,” may impact the liquidity of investments in these participations.
An Underlying Fund and each Fund may also purchase U.S. Government Securities in private placements, subject to the Underlying Fund's limitation on illiquid investments. The Underlying Funds and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). An Underlying Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
The high and rising national debt may adversely impact the U.S. economy and securities in which the Underlying Funds and each Fund may invest. Moreover, the total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Government Securities (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Government Securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.
Inflation-Protected Securities. Certain of the Underlying Funds may invest in inflation protected securities ("IPS") of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. IPS are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the greater of the adjusted or original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.
The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates will decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates will rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period the Underlying Fund holds IPS, the Underlying Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
The U.S. Treasury utilizes the Consumer Price Index for All Urban Consumers (CPI-U) as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Underlying Fund holding IPS will not receive cash representing the increase at that time. As a result, the Underlying Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.

If the Underlying Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Underlying Fund purchases such IPS that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because the Underlying Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Underlying Fund’s investment in either zero coupon bonds or IPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Underlying Fund may be required to borrow or liquidate securities.
Variable and Floating Rate Securities
The interest rates payable on certain fixed income securities in which an Underlying Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Warrants and Stock Purchase Rights
An Underlying Fund may invest in warrants or stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such equity securities are deemed appropriate by an Underlying Funds underlying investment manager for investment by an Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
When-Issued Securities and Forward Commitments
An Underlying Fund  may purchase securities on a when-issued basis , including TBA ("To Be Announced") securities, or purchase or sell securities on a forward commitment basis beyond the customary settlement time. TBA securities, which are usually mortgage-backed securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require an Underlying Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to an Underlying Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to an Underlying Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. An Underlying Fund may also sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. An Underlying Fund may realize capital gains or losses in connection with these transactions. For purposes of determining an Underlying Fund’s duration, the maturity of when-issued or forward commitment securities for fixed rate obligations will be calculated from the commitment date. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Zero Coupon Bonds
An Underlying Fund’s investments in fixed income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. A zero coupon bond pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. Moreover, zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Underlying Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of futures payments. The Underlying Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund’s distribution obligations.
Special Note Regarding Regulatory Changes and Other Market Events
Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objective or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as EURIBOR, SOFR, Term SOFR and other similar types of reference rates (each, a “Reference Rate”). All settings of London Interbank Offer Rate (“LIBOR”) have ceased to be published and the Fund has transitioned to successor or alternative reference rates as necessary. The termination of LIBOR and any additional regulatory or market changes may have an adverse impact on the Fund’s investments, performance or financial condition.
To identify a successor rate for US dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified SOFR as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. On July 29, 2021, the ARRC also formally recommended the use of forward-looking Term SOFR rates published by CME Group Benchmark Administration Limited (CBA). It is expected that a substantial portion of future floating rate investments will be linked to SOFR, Term SOFR or another rate determined using SOFR. At this time, it is not possible to predict the effect of the transition to any of these reference rates.
Regulators and market participants have worked to identify or develop successor Reference Rates (e.g., SOFR, Term SOFR and other such rates) and spreads (if any) to be utilized in existing contracts or instruments as part of the transition away from LIBOR. Spreads (if any) to be utilized in existing contracts or instruments may be amended through market-wide protocols, fallback contractual provisions, bespoke negotiations, amendments, statutory replacement mechanisms or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. It is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom, the United States or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Goldman Sachs and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact the Fund's investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Goldman Sachs and/or their affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV, and may expose the Fund to additional tax, accounting and regulatory risks.
In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund's portfolio holdings.
In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Pursuant to regulatory changes effective May 28, 2024, many U.S. securities transitioned to a “T+1” (trade date plus one day) settlement cycle. Securities trading in many non-U.S. markets (among other securities) are not impacted by these regulatory changes and typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for a Fund with a significant portion of its assets invested in securities not subject to T+1 settlement. These risks include, but are not limited to, the need to maintain more cash and liquid securities (thereby creating cash drag on the portfolio) and a potential increase in custodial overdraft charges, in each case to facilitate settlement of Fund share redemptions on a T+1 basis.
Special Note Regarding Operational, Cyber Security and Litigation Risks
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
The Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Fund does not directly control the risk management systems of the service providers to the Fund, its trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.
The Fund may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Fund may arise from its activities and investments and could have a materially adverse effect on the Fund, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Fund were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Fund’s finances, in addition to being materially damaging to its reputation.

INVESTMENT RESTRICTIONS
The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Fund. The investment objective of each Fund and all other investment policies or practices of each Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to the Funds’ fundamental investment restriction number (3) below, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.
As a matter of fundamental policy, each Fund may not:
(1)
Make any investment inconsistent with the Fund’s classification as a diversified company under the Act;
(2)
Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;
(3)
Borrow money, except (a) the Fund may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
(4)
Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law and (d) loans to affiliates of the Fund to the extent permitted by law;
(5)
Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;
(6)
Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
(7)
Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and
(8)
Issue senior securities to the extent such issuance would violate applicable law.

Notwithstanding any other fundamental investment restriction or policy, each Fund may invest some or all of its assets in a single open end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.
For purposes of each Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.
The Underlying Funds in which the Funds may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing the Funds to participate in certain investment strategies indirectly that are prohibited under the fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective SAIs.

TRUSTEES AND OFFICERS
The Trust’s Leadership Structure
The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund's  daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Fund's officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.
The Board has established four standing committees — Audit, Governance and Nominating, Compliance and Risk Oversight, and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.
The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.
Trustees of the Trust
Information pertaining to the Trustees of the Trust as of December 29, 2024 is set forth below.

Independent Trustees
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Gregory G. Weaver Age: 73	Chair of the Board of Trustees	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. Formerly, he was Director, Verizon Communications Inc. (2015–2024); Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012). Chair of the Board of Trustees—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	176	None
Cheryl K. Beebe Age: 69	Trustee	Since 2024
Ms. Beebe is retired. She is Director, Packaging
Corporation of America (2008–Present); Director, The
Mosaic Company (2019–Present); and was formerly
Director, HanesBrands Inc. (a multinational clothing
company) (2020–2023); Director, Convergys
Corporation (a global leader in customer experience
outsourcing) (2015–2018); and formerly held the
position of Executive Vice President, (2010–2014);
and Chief Financial Officer, Ingredion, Inc. (a leading
global ingredient solutions company) (2004–2014).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				176	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Dwight L. Bush Age: 67	Trustee	Since 2020
The Honorable Dwight Bush is President and CEO of
D.L. Bush & Associates (a financial advisory and
private investment firm) (2002–2014 and
2017–present); Director of MoneyLion, Inc. (an
operator of a data-driven, digital financial platform)
(2021–present); and was formerly U.S. Ambassador to
the Kingdom of Morocco (2014–2017) and a Member
of the Board of Directors of Santander Bank, N.A.
(2018–2019). Previously, he served as an Advisory
Board Member of Goldman Sachs Trust and Goldman
Sachs Variable Insurance Trust (October
2019–January 2020).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				176	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)
Kathryn A. Cassidy Age: 70	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	176	Vertical Aerospace Ltd. (an aerospace and technology company)
John G. Chou Age: 68	Trustee	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021–2022); Executive Vice President and Chief Legal Officer (2019–2021); Executive Vice President and Chief Legal & Business Officer (2017–2019); and Executive Vice President and General Counsel (2011–2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	176	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Joaquin Delgado Age: 64	Trustee	Since 2020
Dr. Delgado is retired. He is Director, Stepan
Company (a specialty chemical manufacturer)
(2011–present); and was formerly Director,
Hexion Inc. (a specialty chemical manufacturer)
(2019–2022); Executive Vice President, Consumer
Business Group of 3M Company (July 2016–July
2019); and Executive Vice President, Health Care
Business Group of 3M Company (October 2012–July
2016). Previously, Dr. Delgado served as an Advisory
Board Member of Goldman Sachs Trust and Goldman
Sachs Variable Insurance Trust (October 2019–
January 2020).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				176	Stepan Company (a specialty chemical manufacturer)
Eileen H. Dowling Age: 62	Trustee	Since 2021
Ms. Dowling is retired. Formerly, she was Senior
Advisor (April 2021–September 2021); and Managing
Director (2013–2021), BlackRock, Inc. (a financial
services firm). As Managing Director, she held senior
management positions, including Global Head of
Global Consultant Relations (2017–2021),
Multinational Corporations (2019–2021), the
Institutional Product Group (2015–2019) and
Institutional Marketing (2013–2016). Ms. Dowling
was a member of the Global Operating Committee and
Product Executive Committee of BlackRock.

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				176	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence Hughes Age: 66	Trustee	Since 2024	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016–April 2016). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	176	None
John F. Killian Age: 70	Trustee	Since 2024
Mr. Killian is retired. He is Director, Consolidated
Edison, Inc. (2007–Present); and was formerly
Director, Houghton Mifflin Harcourt Publishing
Company (2011–2022). Previously, he held senior
management positions with Verizon
Communications, Inc., including Executive Vice
President and Chief Financial Officer (2009–2010);
and President, Verizon Business, Verizon
Communications, Inc. (2005–2009).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				176	Consolidated Edison, Inc. (a utility holding company)
Steven D. Krichmar Age: 66	Trustee	Since 2024
Mr. Krichmar is retired. Formerly, he held senior
management and governance positions with Putnam
Investments, LLC, a financial services company
(2001–2016). He was most recently Chief of
Operations and a member of the Operating Committee
of Putnam Investments, LLC and Principal Financial
Officer of The Putnam Funds. Previously, Mr.
Krichmar served as an Audit Partner with
PricewaterhouseCoopers LLP and its predecessor
company (1990 – 2001).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				176	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Michael Latham Age: 59	Trustee	Since 2024	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007). Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	176	None
Lawrence W. Stranghoener Age: 70	Trustee	Since 2024
Mr. Stranghoener is retired. Formerly, he was
Chairman, Kennametal, Inc. (a global manufacturer
and distributor of tooling and industrial materials)
(2003–2024); Director, Aleris Corporation and Aleris
International, Inc. (a producer of aluminum rolled
products) (2011–2020); and Interim Chief Executive
Officer (2014), Executive Vice President and Chief
Financial Officer (2004–2014), Mosaic Company (a
fertilizer manufacturing company).

Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified
Income Fund.
				176	None
Paul C. Wirth Age: 66	Trustee	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023–present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011–2020); Finance Director and Principal Accounting Officer (2010–2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005–2010) of Morgan Stanley. Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	176	None

Interested Trustees
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 62	President and Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993–April 1998). President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	176	None
*
Mr. McNamara is considered to be an “Interested Trustee” of the Trust because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
1
Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith.
2
Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of June 30th following (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
3
The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of December 29, 2024, Goldman Sachs Trust consisted of 88 portfolios (85 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (11 of which offered shares to the public); Goldman Sachs Trust II consisted of 7 portfolios; Goldman Sachs ETF Trust consisted of 63 portfolios (40 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios; and Goldman Sachs Real Estate Diversified Income Fund consisted of one portfolio.
4
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of December 29, 2024 that led the Board to conclude that such individual should serve as a Trustee.

Gregory G. Weaver. Mr. Weaver has served as a Trustee since 2015 and Chair of the Board since 2023. He serves as a member of the Governing Council of the Independent Directors Council. Previously, Mr. Weaver served as a Director of Verizon Communications Inc., where he served as Chair of the Audit Committee (2015-2024). Mr. Weaver was also a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.
Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Trust since 2024. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. Ms. Beebe was a member of the Board of Directors of HanesBrands Inc., a multinational clothing company, and a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she also served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications and global supply chain functions. Further, she served on the Board of Trustees of Fairleigh Dickinson University, where she served as Chair of the Governance Committee. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.
Dwight L. Bush. The Honorable Dwight Bush has served as a Trustee since 2020. He also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm, and Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. From 2014 to 2017, The Honorable Dwight Bush served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. The Honorable Dwight Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, and as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee. The Honorable Dwight Bush also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the Meridian International Center, and has served on the executive committee of Cornell University. He previously served on the Trust’s Advisory Board. Based on the foregoing, The Honorable Dwight Bush is experienced with financial and investment matters.
Kathryn A. Cassidy. Ms. Cassidy has served as a Trustee since 2015. Ms. Cassidy has been designated as one of the Board’s “audit committee financial experts” given her extensive accounting and finance experience. She is a member of the Board of Directors for Vertical Aerospace Ltd., a publicly-traded aerospace and technology company, where she serves as Chair of the Audit Committee. Previously, Ms. Cassidy held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Formerly, Ms. Cassidy served as a Director of buildOn, a not-for-profit organization, where she served as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

John G. Chou. Mr. Chou has served as a Trustee since 2022. Mr. Chou is retired. Formerly, he held several executive and senior management positions at Cencora, Inc. (“Cencora”) (formerly AmerisourceBergen Corporation) from 2002-2022, including Executive Vice President and Special Advisor to the Chairman and Chief Executive Officer, Executive Vice President and Chief Legal Officer, Executive Vice President and Chief Legal & Business Officer, and Executive Vice President and General Counsel. As Executive Vice President and Chief Legal Officer, Mr. Chou was responsible for managing Cencora’s legal, regulatory, quality, privacy, global business resilience and enterprise risk management functions, among others. In addition, he previously held senior legal positions at Cigna Corporation, ARCO Chemical Europe, and Arco Chemical Company, and also practiced law at various law firms, including most recently as a member of Eckert Seamens Cherin & Mellott, LLC. Mr. Chou currently serves as the President of the Board of Trustees of Episcopal Community Services and as a member of the Board of Directors of the Committee of Seventy. Based on the foregoing, Mr. Chou is experienced with financial and investment matters.
Joaquin Delgado. Dr. Delgado has served as a Trustee since 2020. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly-traded specialty chemical manufacturer. Previously, Dr. Delgado was a member of the Board of Directors for Hexion Inc., a privately held specialty chemical manufacturer, and held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.
Eileen H. Dowling. Ms. Dowling has served as a Trustee since 2021. Ms. Dowling worked at BlackRock for over 10 years, where she was a Managing Director and, most recently, a Senior Advisor. While at BlackRock, Ms. Dowling held several senior management positions responsible for clients, investment products and marketing, including Global Head of Consultant Relations, Global Head of Multinationals, Global Head of the Institutional Product Group and Global Head of Institutional Marketing. She also was a member of BlackRock’s Global Operating Committee and Product Executive Committee. From 2007-2011, Ms. Dowling was a Managing Director and Global Head of Marketing at Credit Suisse Asset Management. Prior to that, over an 18-year period at Merrill Lynch, Ms. Dowling served in several roles in Investment Banking, Capital Markets and Research. Ms. Dowling currently serves as a Member of the Advisory Board and Finance Committee of New York University’s Glucksman Ireland House. Based on the foregoing, Ms. Dowling is experienced with investment, financial and accounting matters.
Lawrence Hughes. Mr. Hughes has served as a Trustee of the Trust since 2024. Mr. Hughes is retired. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.
John F. Killian. Mr. Killian has served as a Trustee of the Trust since 2024. Mr. Killian is retired. He is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, Mr. Killian was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, he worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.
Steven D. Krichmar. Mr. Krichmar has served as a Trustee since 2024. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the

northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors of Controlled Risk Insurance Company of Vermont, Inc. (CRICO, A Risk Retention Group) and a member of the Audit and Finance Committees of the CRICO related entities, and a member of the University of North Carolina Kenan-Flagler Business School Board. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.
Michael Latham. Mr. Latham has served as a Trustee of the Trust since 2024. Mr. Latham is retired. Mr. Latham has been designated as one of the Board’s “audit committee financial experts” given his extensive accounting and finance experience. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.
Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Trust since 2024. Mr. Stranghoener is retired. Previously, he was Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials, and a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he also served as Chair of the Audit Committee and as a member of the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.
Paul C. Wirth. Mr. Wirth has served as a Trustee since 2022. Mr. Wirth is an Executive Advisor with My Next Season LLC, a career transition advisory firm. Previously, Mr. Wirth held various senior management positions at Morgan Stanley, where he worked for over 15 years. While with Morgan Stanley, Mr. Wirth served as Deputy Chief Financial Officer and Principal Accounting Officer, Finance Director and Principal Accounting Officer, and Managing Director, Global Controller and Chief Accounting Officer. He also was a member of Morgan Stanley’s Management Committee and Risk Committee. Prior to Morgan Stanley, Mr. Wirth held senior positions at Credit Suisse First Boston, Deloitte & Touche LLP, and KPMG LLP. Mr. Wirth served as a member of the Board of Directors of certain Morgan Stanley subsidiaries, including Morgan Stanley Europe Holding SE, where he also served as Audit Committee Chairman. He is also a member of the St. John’s University Board of Governors since October 2020 and was previously a member of the Peter J. Tobin College of Business Board of Trustees from 2011 to 2017. Mr. Wirth serves as a member of the Board of Advisors for the ARC of Essex County, a not-for-profit organization. He also has served on the Board of Trustees of the Financial Accounting Foundation. Mr. Wirth is a certified public accountant. Based on the foregoing, Mr. Wirth is experienced with accounting, financial and investment matters.
James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining

Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.
Officers of the Trust
Information pertaining to the officers of the Trust as of December 29, 2024 is set forth below.
Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 62	Trustee and President	Since 2007
Advisory Director, Goldman Sachs (January 2018–Present); Managing
Director, Goldman Sachs (January 2000–December 2017); Director of
Institutional Fund Sales, GSAM (April 1998–December 2000); and
Senior Vice President and Manager, Dreyfus Institutional Service
Corporation (a financial services firm) (January 1993–April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs
Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 56	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)
Managing Director, Goldman Sachs (November 2015–Present) and
Vice President – Mutual Fund Administration, Columbia Management
Investment Advisers, LLC (May 2010–October 2015).

Treasurer, Principal Financial Officer and Principal Accounting
Officer—Goldman Sachs Trust (previously Assistant Treasurer
(2016)); Goldman Sachs Variable Insurance Trust (previously Assistant
Treasurer (2016)); Goldman Sachs Trust II (previously Assistant
Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant
Treasurer (2017)); Goldman Sachs ETF Trust II; and Goldman Sachs
Real Estate Diversified Income Fund.

Jessica Moran 200 West Street New York, NY 10282 Age: 40	Chief Compliance Officer	Since 2023
Vice President, Goldman Sachs (April 2017–Present).

Chief Compliance Officer—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs
Real Estate Diversified Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 66	Assistant Treasurer	Since 2000
Vice President, Goldman Sachs (July 2000–Present); Principal
Accounting Officer and Treasurer, Commerce Bank Mutual Fund
Complex (2008–Present); Treasurer of Goldman Sachs
Philanthropy Fund (2019–2023); and Treasurer of Ayco Charitable
Foundation (2020–2023).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 41	Assistant Treasurer	Since 2014
Vice President, Goldman Sachs (January 2013–Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 54	Assistant Treasurer	Since 2019
Managing Director, Goldman Sachs (January 2018–Present); and Vice
President, Goldman Sachs (May 1999–December 2017).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.;
Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs
Private Middle Market Credit II LLC; Goldman Sachs Middle Market
Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 55	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (February 2010–Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.;
Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs
Private Middle Market Credit II LLC; Goldman Sachs Middle Market
Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified Income Fund.

Elaine Leung 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer	Since 2023
Vice President, Goldman Sachs (January 2021–Present); and
Associate, Goldman Sachs (March 2014–December 2020).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 49	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (October 2017–Present); Tax Director,
The Raine Group LLC (August 2015–October 2017); and Tax Director,
Icon Investments LLC (January 2012–August 2015).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.;
Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs
Private Middle Market Credit II LLC; Goldman Sachs Middle Market
Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; and Goldman Sachs Real Estate Diversified Income Fund.

Christopher Bradford 200 West Street New York, NY 10282 Age: 43	Vice President	Since 2020
Vice President, Goldman Sachs (January 2014–Present).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Kenneth Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 54	Vice President	Since 2021
Managing Director, Goldman Sachs (2017–Present), Vice President
(December 1999–2017); Associate (December 1996–December 1999);
Associate, Discover Financial (August 1994–December 1996).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; and Goldman Sachs Trust II.

Anney Chi 200 West Street New York, NY 10282 Age: 41	Vice President	Since 2022
Vice President, Goldman Sachs (2014–Present).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Frank Murphy 200 West Street New York, NY 10282 Age: 50	Vice President	Since 2019
Managing Director, Goldman Sachs (2015–Present); Vice President,
Goldman Sachs (2003–2014); Associate, Goldman Sachs
(2001–2002); and Analyst, Goldman Sachs (1999–2001).

Vice President—Goldman Sachs Trust; and Goldman Sachs Variable
Insurance Trust.

Alyson Shupe 200 West Street New York, NY 10282 Age: 38	Vice President	Since 2024
Managing Director, Goldman Sachs (December 2023–Present); Head
of Product Strategy (U.S. Advisor & Latin America), J.P. Morgan Asset
Management (August 2018–December 2023).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 47	Chief Legal Officer	Since 2012
Managing Director, Goldman Sachs (January 2016–Present); Vice
President, Goldman Sachs (August 2006–December 2015); Senior
Counsel, Goldman Sachs (January 2020–Present); Associate General
Counsel, Goldman Sachs (2012–December 2019); Assistant General
Counsel, Goldman Sachs (August 2006–December 2011); and
Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Chief Legal Officer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified
Income Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private
Middle Market Credit LLC; Goldman Sachs Private Middle Market
Credit II LLC; Goldman Sachs Private Credit Corp.; Phillip Street
Middle Market Lending Fund LLC; and Goldman Sachs Middle
Market Lending Corp. II.

Secretary—Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle
Market Credit LLC; Goldman Sachs Private Middle Market Credit II
LLC; Goldman Sachs Private Credit Corp.; Phillip Street Middle
Market Lending Fund LLC; and Goldman Sachs Middle Market
Lending Corp. II.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Robert Griffith 200 West Street New York, NY 10282 Age: 50	Secretary	Since 2022
Managing Director, Goldman Sachs (September 2022–Present);
General Counsel, Exchange Traded Concepts, LLC (October
2021–September 2022); Vice President, Goldman Sachs (August
2011–October 2021); Associate General Counsel, Goldman Sachs
(December 2014–Present); Assistant General Counsel, Goldman Sachs
(August 2011–December 2014); Vice President and Counsel, Nomura
Holding America, Inc. (2010–2011); and Associate, Simpson Thacher
& Bartlett LLP (2005–2010).

Secretary—Goldman Sachs Trust (previously Assistant Secretary
(2022)); Goldman Sachs Variable Insurance Trust (previously Assistant
Secretary (2022)); Goldman Sachs Trust II (previously Assistant
Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant
Secretary (2022)); Goldman Sachs ETF Trust II (previously Assistant
Secretary (2022)); and Goldman Sachs Real Estate Diversified
Income Fund (previously Assistant Secretary (2022)).

Shaun Cullinan 200 West Street New York, NY 10282 Age: 45	Assistant Secretary	Since 2018
Managing Director, Goldman Sachs (2018–Present); Vice President,
Goldman Sachs (2009–2017); Associate, Goldman Sachs
(2006–2008); Analyst, Goldman Sachs (2004–2005).

Assistant Secretary—Goldman Sachs Trust; and Goldman Sachs
Variable Insurance Trust.

Adam Pennacchio 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2024
Managing Director, Goldman Sachs (January 2024–Present); Vice
President, Goldman Sachs (January 2013–December 2023); Associate,
Goldman Sachs (April 2012–December 2012).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; and Goldman Sachs Trust II.

Shane Shannon 200 West Street New York, NY 10282 Age: 38	Assistant Secretary	Since 2023
Vice President, Goldman Sachs (December 2021–Present); Associate,
K&L Gates LLP (2014–2021).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate
Diversified Income Fund.

1
Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee and Mr. Weaver serves as Chair of the Audit Committee. The Audit Committee held four meetings during the fiscal year ended August 31, 2024.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the fiscal year ended August 31, 2024. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
The Compliance and Risk Oversight Committee has been established for the purpose of overseeing the compliance and risk oversight processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund's Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance and Risk Oversight Committee provides assistance to the full Board with respect to compliance and risk oversight matters. The Compliance and Risk Oversight Committee met six times during the fiscal year ended August 31, 2024. All of the Independent Trustees serve on the Compliance and Risk Oversight Committee.
The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency, and certain other agreements with the Funds’ Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/fund accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met four times during the fiscal year ended August 31, 2024. All of the Independent Trustees serve on the Contract Review Committee.
Risk Oversight
The Board is responsible for the oversight of the activities of the Funds and the Underlying Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds and the Underlying Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds and the Underlying Funds include, but are not limited to, liquidity risk, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds’, the Underlying Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or the Underlying Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.
The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example, on an annual basis, GSAM (or personnel from GSAM) will provide the Board with written reports that address the operation, adequacy and effectiveness of the Trust’s liquidity risk management and derivative risk management programs, which are generally designed to assess and manage liquidity risk and, for Full Compliance Funds, derivatives risk. GSAM also has a risk management team that assists GSAM in managing investment risk. Representatives from the risk management team meet regularly with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund and Underlying Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g.

compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds and the Underlying Funds.
Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance and Risk Oversight Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.
Trustee Ownership of Fund Shares
The following table shows the dollar range of shares beneficially owned by each Trustee (then serving) in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2023, unless otherwise noted.
Name of Trustee	Dollar Range of Equity Securities in the Portfolios(1)	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Gregory G. Weaver	None	Over $100,000
Cheryl K. Beebe(2)	None	Over $100,000
Dwight L. Bush	None	Over $100,000
Kathryn A. Cassidy	None	Over $100,000
John G. Chou	None	Over $100,000
Joaquin Delgado	None	Over $100,000
Eileen H. Dowling	None	Over $100,000
Lawrence Hughes(2)	None	Over $100,000
John F. Killian(2)	None	Over $100,000
Steven D. Krichmar(2)	None	Over $100,000
Michael Latham(2)	None	Over $100,000
Lawrence W. Stranghoener(2)	None	Over $100,000
Paul C. Wirth	None	Over $100,000
James A. McNamara	TAG – Over $100,000	Over $100,000

1
Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.
2
Ms. Beebe and Messrs. Hughes, Killian, Krichmar, Latham and Stranghoener began serving as Trustees effective January 1, 2024.
As of December 6, 2024, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Fund.
Board Compensation
Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Audit Committee, Compliance and Risk Oversight Committee, Contract Review Committee, and Governance and Nominating Committee. The Chair and Trustees designated as “audit committee financial experts” receive additional compensation for their services in such capacities. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee of the Trust (then serving) for the fiscal year ended August 31, 2024:
Trustee Compensation
Name of Trustee	TAG	EDGE	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Fund Complex (including the Funds)†
Gregory G. Weaver(1)	$4,465	$3,584	$0	$553,500
Cheryl K. Beebe(2)	1,389	1,064	0	$379,000
Dwight L. Bush	3,011	2,417	0	$373,500
Kathryn A. Cassidy(3)	3,536	2,838	0	$438,500
John G. Chou	3,011	2,417	0	$373,500
Joaquin Delgado	3,011	2,417	0	$373,500
Eileen Dowling	3,011	2,417	0	$373,500
Lawrence Hughes(2)	1,319	1,010	0	$331,500
Steven D. Krichmar(2)	1,319	1,010	0	$331,500
Michael Latham(2)(3)	1,456	1,184	0	$331,500
Lawrence W. Stranghoener(2)	1,319	1,010	0	$381,500
Paul C. Wirth	3,011	2,417	0	$331,500
James A. McNamara(4)	-	-	0	-
†
Represents fees paid to each Trustee during the fiscal year ended August 31, 2024 from the Goldman Sachs Fund Complex which consists of Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II, Goldman Sachs ETF Trust, and Goldman Sachs ETF Trust II. For Ms. Beebe and Messrs. Hughes, Killian, Krichmar, Latham and Stranghoener, the Goldman Sachs Complex Fund Complex consisted of Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II, Goldman Sachs ETF Trust, and Goldman Sachs ETF Trust II prior to January 1, 2024. For Mses. Cassidy and Dowling and Messrs. Bush, Chou, Delgado, Weaver and Wirth, the Goldman Sachs Fund Complex consisted of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust prior to January 1, 2024. For Mr. McNamara, the Goldman Sachs Fund Complex consisted of Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, Goldman Sachs ETF Trust, and Goldman Sachs ETF Trust II prior to January 1, 2024.
(1)
Includes compensation as Board Chair.
(2)
Ms. Beebe and Messrs. Hughes, Killian, Krichmar, Latham and Stranghoener began serving as Trustees of the Fund effective January 1, 2024.
(3)
Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
(4)
Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
Miscellaneous
The Trust, its investment advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds or the Underlying Funds.

MANAGEMENT SERVICES
As stated in the Funds’ Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Funds and to the Underlying Funds. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the Investment Adviser’s duties to the Funds.
Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Sao Paulo, Seoul and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds and the Underlying Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s and Underlying Fund’s names for as long as a Fund’s and Underlying Fund’s respective Management Agreements (as described below) are in effect.
The Management Agreements for the Funds and the Underlying Funds provide that their investment advisers (and their affiliates) may render similar services to others so long as the services provided by them under the Management Agreements are not impaired thereby. The Funds’ Management Agreement was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to the Management Agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), at a meeting held on June 11-12, 2024. A discussion regarding the Board of Trustees’ basis for approving the Management Agreement on behalf of each Fund is available in the Funds’ Form N-CSR for the most recent fiscal year end.
The Funds’ Management Agreement will remain in effect until June 30, 2025 and will continue in effect with respect to the Funds from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.
The Management Agreements for the Underlying Funds then in existence on April 21, 1997 were last approved by the shareholders of such Underlying Funds on that date. The Management Agreements for the Funds and those Underlying Funds that commenced investment operations after April 21, 1997 were last approved by the initial sole shareholder of each Fund and each such Underlying Fund, prior to the Fund’s or Underlying Fund’s commencement of operations.
The Funds’ Management Agreement will terminate automatically with respect to a Fund if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days written notice to the Investment Adviser or by the Investment Adviser on 60 days written notice to the Trust.
Pursuant to the Funds’ Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly, based on each Fund’s average daily net assets. Also included below are the actual rates paid by each Fund (after reflection of any voluntary management fee waivers, as indicated) for the fiscal year ended August 31, 2024. The Investment Adviser may waive a portion of its management fee payable by a Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests.
Fund	Contractual Rate	Actual Rate for the fiscal year ended August 31, 2024
Tax-Advantaged Global Equity Portfolio	0.15%	0.15%
Enhanced Dividend Global Equity Portfolio	0.15%	0.15%

For the fiscal years ended August 31, 2024, August 31, 2023 and August 31, 2022, the amounts of the fees (net of fee waivers, as applicable) incurred by each Fund under the Management Agreement were as follows.
	Fiscal Year Ended August 31, 2024		Fiscal Year Ended August 31, 2023		Fiscal Year Ended August 31, 2022
Fund	With Fee Waiver	Without Fee Waiver	With Fee Waiver	Without Fee Waiver	With Fee Waiver	Without Fee Waiver
Tax-Advantaged Global Equity Portfolio	$5,484,694	$6,012,297	$4,887,077	$5,008,088	$4,307,520	$5,261,841
Enhanced Dividend Global Equity Portfolio	$590,710	$642,267	$580,168	$594,124	$540,227	$664,344
Unless required to be performed by others pursuant to agreements with the Funds, the Investment Adviser also performs certain administrative services for each Fund under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Fund’s non-investment operations; (ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranging for, at the Fund’s expense, the preparation of all of the Fund’s required tax returns, the preparation and submission of reports to existing shareholders, the periodic updating of the Fund’s prospectus and statement of additional information, and the preparation of reports filed with the SEC and other regulatory authorities; (iv) maintaining all of the Fund’s records; and (v) providing the Fund with adequate office space and all necessary office equipment and services.
Legal Proceedings. On October 22, 2020, The Goldman Sachs Group, Inc. announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the United Kingdom, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/pressroom/press-releases/2020/goldman-sachs-2020-10-22. The Goldman Sachs Group, Inc. previously entered into a settlement agreement with the Government of Malaysia and 1MDB to resolve all criminal and regulatory proceedings in Malaysia relating to 1MDB.
The Investment Adviser, Goldman Sachs and certain of their affiliates have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies.
Fund Managers – Other Accounts Managed by the Fund Managers
The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day-to-day portfolio management as of August 31, 2024 unless otherwise noted.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.
	Number of Other Accounts Managed and Total Assets by Account Type**
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Fund Manager*	Number of Accounts	Assets Managed ($ millions)	Number of Accounts	Assets Managed ($ millions)	Number of Accounts	Assets Managed ($ millions)
David Hale	1	$4,682.50	22	$6,176.6	12	$5,201.20
Aron Kershner(1)	7	$7,785	5	$9,167.90	48,698	$188,063
Sergey Kraytman	1	$4,682.50	19	$8,035.90	0	$-
John Sienkiewicz(1)	7	$7,785	6	$13,134,60	48,698	$188,063

	Number of Accounts and Total Assets for Which Advisory Fee is Performance Based**
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Fund Manager*	Number of Accounts	Assets Managed ($ millions)	Number of Accounts	Assets Managed ($ millions)	Number of Accounts	Assets Managed ($ millions)
David Hale	0	$-	0	$-	2	$1,205
Aron Kershner(1)	0	$-	0	$-	0	$-
Sergey Kraytman	0	$-	0	$-	0	$-
John Sienkiewicz(1)	0	$-	0	$-	0	$-

*
David Hale, Aron Kershner, Sergey Kraytman and John Sienkiewicz are the portfolio managers for each of the Funds. Mr. Hale and Mr. Kraytman are members of the Multi-Asset Solutions Team. Mr. Kershner and Mr. Sienkiewicz are members of the Quantitative Investment Strategies Team.
**
Includes wrap accounts as a single account.
(1)
As of September 30, 2024.
Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between the Funds and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of the Funds’ investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”
Fund Managers — Compensation
Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Fund managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3-, and 5-year time horizons.
The benchmark for each Fund is a composite benchmark comprised of: the Morgan Stanley Capital International All Country World Index Investable Market Index (Developed Markets FX 50% Hedged) (90%) and the Bloomberg U.S. Intermediate Treasury Index (10%).
The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of a Fund. Other factors may also be considered, including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of a Fund or multiple portfolios. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible portfolios, as determined by senior management, thereby aligning portfolio manager compensation with portfolio shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).
Other Compensation. In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including: (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Fund Managers – Fund Managers’ Ownership of Securities in the Funds
The following table shows the portfolio managers’ ownership of securities, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, in the Funds as of August 31, 2024:
Name of Fund Manager	Dollar Range of Equity Securities Beneficially Owned by the Fund Manager
Enhanced Dividend Global Equity Portfolio
David Hale	None
Aron Kershner	$100,001 - $500,000
Sergey Kraytman	$1 - $50,000
John Sienkiewicz	$100,001 - $500,000
Tax-Advantaged Global Equity Portfolio
David Hale	None
Aron Kershner	$100,001 - $500,000
Sergey Kraytman	None
John Sienkiewicz	$100,001 - $500,000
Distributor and Transfer Agent
Distributor. Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Funds’ Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and other financial service firms (the “Intermediaries”) to solicit subscriptions for Class A, Class R6 and

Class P Shares of the Funds. Goldman Sachs receives a portion of the sales charge imposed on the sale, and in certain cases, redemption, of Class A Shares of the Funds. Goldman Sachs retained approximately the following commissions on sales of Class A Shares during the following periods:
Fund	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022
Tax-Advantaged Global Equity Portfolio	$0	$0	$0
Enhanced Dividend Global Equity Portfolio	$78	$70	$260
Dealer Reallowances. Class A Shares of the Funds are sold subject to a front-end sales charge, as described in the applicable Prospectus and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs may pay commissions to Intermediaries who sell Class A shares of the Funds in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows the following amounts, expressed as a percentage of each Fund’s offering price with respect to purchases of Class A Shares under $50,000:
Funds	% of sales charge re-allowed to broker/dealers
Tax-Advantaged Global Equity Portfolio	0%
Enhanced Dividend Global Equity Portfolio	4.98%
Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.
Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares; (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to each Fund’s Class R6 and Class P Shares, to 0.04% of average daily net assets with respect to each Fund’s Institutional Shares and 0.15% of average daily net assets with respect to each Fund’s Class A Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A Shares of the Goldman Sachs Enhanced Dividend Global Equity Portfolio through at least December 29, 2025, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectuses.
As compensation for services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended August 31, 2024, August 31, 2023 and August 31, 2022 from each Fund as follows under the fee schedules then in effect:
	Fiscal Year Ended August 31, 2024		Fiscal Year Ended August 31, 2023		Fiscal Year Ended August 31, 2022
Fund	Institutional	Class A	Institutional	Class A	Institutional	Class A
Tax-Advantaged Global Equity Portfolio	$17,296	$1,033	$15,217	$867	$14,522	$913
Enhanced Dividend Global Equity Portfolio	$3,447	$4,019	$3,585	$4,202	$4,556	$5,351

	Fiscal Year Ended August 31, 2024		Fiscal Year Ended August 31, 2023		Fiscal Year Ended August 31, 2022
Fund	Class R6	Class P	Class R6	Class P	Class R6	Class P
Tax-Advantaged Global Equity Portfolio	$2,732	$1,186,550	$2,337	$1,000,730	$2,782	$1,040,304
Enhanced Dividend Global Equity Portfolio	$4	$125,059	$4	$115,984	$4	$128,699
The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and sub-custodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Funds, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs and its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund or Underlying Fund, which would have the effect of lowering the Fund’s or Underlying Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
As of December 29, 2024, the Investment Adviser has agreed to reduce or limit certain “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and other extraordinary expenses) for the Funds to the extent that such expenses exceed, on an annual basis, 0.014% of each Fund’s average daily net assets through at least December 29, 2025. This expense limitation undertaking does not apply to the Underlying Fund expenses. After December 29, 2025, such reductions or limits, if any, may be discontinued or modified by the Investment Adviser in its discretion at any time and without shareholder approval, although the Investment Adviser currently has no intention of doing so. A Fund’s “Other Expenses” may be further reduced by a custody and transfer agency fee credit received by the Funds.
Fees and expenses borne by the Funds relating to legal counsel, registering shares of a Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Fund’s custodian.

Reimbursement and Other Expense Reductions
For the fiscal years ended August 31, 2024, August 31, 2023 and August 31, 2022 the amounts of “Other Expenses” of TAG and EDGE that were reduced or otherwise limited were as follows:
Fund	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2023	Fiscal Year Ended August 31, 2022
Tax-Advantaged Global Equity Portfolio	$220,994	$488,678	$51,601
Enhanced Dividend Global Equity Portfolio	299,095	321,704	183, 084
Custodian and Sub-Custodians
BNYM, 240 Greenwich Street, New York, 10286, is the custodian of the Trust’s portfolio securities and cash. BNYM also maintains the Trust’s accounting records. BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, 02210, is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
General Categories of Conflicts Associated with the Funds
Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Funds to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Funds from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Funds in ways that disadvantage the Funds and/or benefit Goldman Sachs or other Accounts.
In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Funds), on the other hand, that are the same as or similar to the conflicts that arise between the Funds and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds, and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.
The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser's Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
The Sale of Fund Shares and the Allocation of Investment Opportunities
Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries
Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.
To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.
Allocation of Investment Opportunities Among the Funds and Other Accounts
The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry, initial public offerings/new issues and privately-issued debt securities).
Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale. Conversely, Accounts (including the Funds) may also invest in other Accounts (including the Funds) that are near the end of their life and investment by Accounts (including the Funds) may allow such products to continue in operation.
The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.
To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases. In addition, these policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, employees, and their families and related entities, including employee benefit plans in which they participate, and current consultants, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading—Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.
Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the date of inception of the Account; the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction and target returns); the risk profile of the investment; guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; adverse effects of timing on other Accounts or the Investment Adviser potentially participating in the investment opportunity; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; anticipated magnitude of the overall investment program for the then current year and any changes in the rate at which the program is carried out; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; the opportunity to invest in different layers in the capital structure of a company; differences in benchmark factors and hedging strategies among Accounts; the Investment Adviser’s perception of a potential co-investment party’s interest; and the source of the investment opportunity. Suitability considerations, reputational matters and other considerations may also be considered.
In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy (“Primary Vehicles”) (as determined in the Investment Adviser’s discretion, and including investments sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. For example, access to such strategies may only be available to certain Accounts through an investment in a Primary Vehicle, which investment would result in additional management fees and/or performance-based compensation payable to the Investment Adviser. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.
In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.
The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.
During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.
The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no general obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.
As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity (including an investment opportunity sourced by or available from the Investment Adviser or affiliates of the Investment Adviser) at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.
Certain Accounts may be unable to participate directly in particular types of investment opportunities (including those sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), such as certain types of loans, due to the nature and/or size of the Accounts or limitations or prohibitions in applicable loan or transaction documentation. In addition, certain Accounts may be limited due to the timing or specific nature of the particular investment opportunity.
Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.
Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”).  Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel, entertainment and overtime meal and transportation costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.
The Investment Adviser has adopted a policy relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to the policy, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which will be pro rata or on a different basis.
Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.
Management of the Funds by the Investment Adviser
Considerations Relating to Information Held by Goldman Sachs
Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs, and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.
Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the asset management business of Goldman Sachs Asset & Wealth Management (of which the

Investment Adviser is a part), as well as to the other businesses within Goldman Sachs Asset & Wealth Management (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Investment Adviser, will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.
Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.
Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).
Valuation of the Funds’ Investments
The Investment Adviser performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than Goldman Sachs, or another division or unit within Goldman Sachs values the asset, including because Goldman Sachs, or such other division or unit, has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). In addition, there may be significant differences in the treatment of the same asset by the Investment Adviser and Goldman Sachs, other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on non-accrual status or in default). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds.
Data and Information Sharing

Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.
From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.
Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.
Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts
The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).
In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family” and situations in which Accounts make investments on a side-by-side basis on the same terms and conditions. In these circumstances, the participating Accounts may have different interests, such as different investment timing horizons, including, for example, when certain Accounts are closed-end vehicles or otherwise have a limited investment period, while other Accounts are open-ended or otherwise have a less limited investment period. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may be impractical or costly, or may have adverse effects on the rights of Accounts continuing to hold the investment. As a result, the Investment Adviser may be incentivized to accelerate or delay the sale, disposition or restructuring of an investment, which may have an adverse effect on certain of the Accounts participating in the transaction. Further, a particular Account that holds a minority interest in a portfolio company in which another Account owns a majority interest could be adversely affected in the context of restructuring and/or recapitalization transactions with respect to such portfolio company. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account. In the event the Investment Adviser makes different investment decisions (including with respect to the timing of dispositions, additional investments, and other decisions) for Funds with respect to an investment in a common portfolio company, such Funds could have different rates of return and profit and loss on the investment or otherwise be adversely affected.
In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.
The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity or business unit. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.
Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.
Shareholders may be offered (or may already have) access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.
Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.
Potential Conflicts Relating to Follow-On Investments
From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company or Accounts liquidating their investment in the company, on the one hand, and Accounts making subsequent investments in the company, on the other hand, which have opposing interests regarding pricing and other terms. In addition, the subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).
Diverse Interests of Shareholders
It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.
Selection of Service Providers
The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.
The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services, including, but not limited to, services such as internal legal and accounting services, to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.
Investments in Goldman Sachs Funds
To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.
The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. Such redemptions could have a significant negative impact on the Fund, including on its liquidity.
Goldman Sachs May In-Source or Outsource
Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Depending upon the nature of the services and subject to the governing documents of the Fund, fees associated with in-sourced or outsourced services will be borne by a Fund or by the Investment Adviser. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Distributions of Assets Other Than Cash
With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions.  In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.
Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds
Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure
In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to a portion of the capital structure of an issuer at the same time that a particular Account has an investment in different classes of securities of such issuer that are subordinate or senior to the securities with respect to which Goldman Sachs (including the Investment Adviser) is providing advice. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.
For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that rank senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has an adverse effect on or otherwise conflicts with the interests of the Fund’s holdings in the issuer. In determining its course of action, Goldman Sachs (including the Investment Adviser) will not consider the interests of the particular Account. For example, Goldman Sachs (including the Investment Adviser) may determine to seek a liquidation, reorganization or restructuring that causes the Fund’s holdings in the issuer to be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.
These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.
As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.
Principal and Cross Transactions
When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.
Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).
Goldman Sachs Acting in Multiple Commercial Capacities
To the extent permitted by applicable law, an issuer in which a Fund has an interest may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency hedging, research, asset management services, brokerage services or other services to the issuer. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to

Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions, any of which may have an adverse effect on a Fund. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. Providing such services may also result in Goldman Sachs receiving substantial fees, compensation, and/or remuneration. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.
Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.
Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams in connection with the sale of those companies or some or all of their assets, and Goldman Sachs’ compensation in connection with these engagements may be substantial. Goldman Sachs’ compensation for those engagements is usually based upon sales proceeds and is contingent, in substantial part, upon a sale. As a result, because sellers generally require Goldman Sachs to act exclusively on their behalf, Accounts will be precluded in many instances from attempting to acquire securities of, or providing financing to, the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Accounts will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. On occasion, Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude Accounts from acquiring the relevant securities or assets.

Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to Accounts. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where an Account is bidding for the asset. Moreover, Goldman Sachs may provide financing to an Account in situations where it is also offering financing to one or more other bidders. When Goldman Sachs represents a buyer seeking to acquire a particular business, or provides financing to a buyer in connection with an acquisition, Accounts may be precluded from participating in the financing of the acquisition of that business. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including Accounts, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including Accounts, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite Investment Adviser and certain Accounts to participate in the investment. Alternatively, Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which Accounts have an investment. Accounts may be precluded from selling their investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.
Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.
To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. Other borrowers include certain Goldman Sachs clients that pledge their interests in certain Accounts to Goldman Sachs as collateral for such loans. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). In addition, any foreclosure on collateral consisting of interests in an Account could have an adverse effect on that Account and its financing arrangements. In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.
Conflicts of interest also arise in the context of a restructuring or refinancing of debt securities that are owned by both Goldman Sachs and certain Accounts. In connection with any such restructuring or refinancing, the issuer could ask for broad liability releases not only from the participants themselves, but in addition from any affiliates of the participants that also hold the debt securities being restructured or refinanced. To the extent that a particular Account does not have the authority to provide such a release and is unable to negotiate a narrower release, it would be precluded from participating in the transaction, which could disadvantage such Account.
Allocation of Personnel, Services and/or Resources
Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account, or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs and certain other entities (including special purpose acquisition companies) that are not investment advisory clients of the Investment Adviser. As a result, the other obligations of these individuals could conflict with their responsibilities to any of the Accounts. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be in the best interest of an Account.
Code of Ethics and Personal Trading
Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading. The Investment Adviser requires pre-clearance of personal securities transactions, both public and private, by the Investment Adviser personnel and the Investment Adviser can deny any such transaction in its discretion. In order to address potential conflicts of interest with the Accounts and other legal and regulatory restrictions (such as when the Investment Adviser has confidential information about a portfolio company), Goldman Sachs maintains a list of securities in which the Investment Adviser personnel cannot trade. Additionally, the Investment Adviser generally does not allow its personnel to purchase securities of single-name public issuers.
Proxy Voting by the Investment Adviser
The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. Examples of material conflicts of interest that could arise in connection with a proxy voting decision include, without limitation, circumstances in which (i) Goldman Sachs has a business relationship with or other interests in the issuer or another interested party and (ii) Goldman Sachs personnel have a personal relationship with personnel of the issuer or another interested party. Conflicts of interest relating to proxy voting decisions also arise in situations in which Goldman Sachs (including the Investment Adviser) or Accounts (including the Funds), on the one hand, and a particular Account, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading–Participation or Interest in Client Accounts–Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure”) of the Investment Adviser’s Form ADV. For a more detailed discussion of these policies and procedures, see the section of this SAI titled “PROXY VOTING.”

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds
The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.
When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.
The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In addition, the Investment Adviser may, in its sole discretion, determine to limit the information it receives in respect of an investment opportunity to avoid receiving material non-public information. As a result, other investors may be in possession of information in respect of investments, which, if known to the Investment Adviser, might cause the Investment Adviser to not make such investment, to seek to dispose of, retain or increase interests in such investments, or take other actions. Any decision by the Investment Adviser to limit access to such information may be disadvantageous to an Account.
Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.
In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.
The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.
The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.
Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships, as well as client relationships and reputational considerations, in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.
Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.
In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.
From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.
Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.
Brokerage Transactions
Subject to applicable law, the Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s's view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.
Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Aggregation of Orders by the Investment Adviser
The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.
When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).
Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.
PORTFOLIO TRANSACTIONS AND BROKERAGE
The Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. Order may be directed to any broker including, to extent and in the manner permitted by applicable law, Goldman Sachs.

In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In placing orders for portfolio securities or other financial instruments of a Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker that provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; research and advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.
Such services are used by the Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Trust. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.
The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.
Each Fund is prohibited, in accordance with Rule 12b-1 under the Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Trust’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Trust’s portfolio transactions effected through another broker or dealer. However, the Fund may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Trust if the Trust’s Board of Trustees approve policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Trust shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Trust to direct portfolio securities transactions to a broker or dealer that promotes or sells shares of the Trust subject to the prohibitions that: i) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Trust or any other registered investment company, and ii) the Trust, the Investment Adviser and Goldman Sachs & Co. LLC as the Trust’s distributor may not enter into any agreement or understanding where the Trust or the Investment Adviser directs, or is expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Trust or any other registered investment company.
On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.
Certain Funds may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the particular Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
Subject to the above considerations, the Investment Adviser may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate acting as agent to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.
During the fiscal year ended August 31, 2024, August 31, 2023, and August 31, 2022, the Funds paid brokerage commissions as follows:
Fiscal Year Ended August 31, 2024	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected through Brokers Providing Proprietary Research[2]	Total Brokerage Commissions Paid for Proprietary Research[2]
Tax-Advantaged Global Equity Portfolio	$24,662	$19,564	$2,603,096,523	$0	$0
Enhanced Dividend Global Equity Portfolio	$2,289	$2,003	$243,792,838	$0	$0

Fiscal Year Ended August 31, 2023	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected through Brokers Providing Proprietary Research[2]	Total Brokerage Commissions Paid for Proprietary Research[2]
Tax-Advantaged Global Equity Portfolio	$31,861	$73	$2,218,183,228	$0	$0
Enhanced Dividend Global Equity Portfolio	$1,757	$8	$206,934,811	$0	$0

Fiscal Year Ended August 31, 2022	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected through Brokers Providing Proprietary Research[2]	Total Brokerage Commissions Paid for Proprietary Research[2]
Tax-Advantaged Global Equity Portfolio	$20,548	$9,769	$1,555,160,937	$0	$0
Enhanced Dividend Global Equity Portfolio	$1,271	$1,005	$169,300,036	$0	$0
1
The figures in the table report brokerage commissions from portfolio transactions, including futures transactions.
2
The information above reflects the full commission amounts paid to the brokers that provide proprietary research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
Funds’ Investments in Regular Broker-Dealers
During the fiscal year ended August 31, 2024, the Trust’s regular “broker-dealers”, as defined in Rule 10b-1 under the Act, were: Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc.,  J.P. Morgan Securities LLC, Jefferies LLC, Morgan Stanley & Co. International PLC, Morgan Stanley & Co. LLC, National Financial Services LLC, Nomura Securities International, Inc., and Susquehanna Financial Group, LLLP.
As of August 31, 2024, none of the Funds held securities of their regular broker-dealers.
NET ASSET VALUE
In accordance with procedures approved by the Trustees, the NAV per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

For the purpose of calculating the NAV per share of the Funds, investments are valued under valuation procedures approved by the Trustees. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to the Rule 2a-5 under the 1940 Act. Portfolio securities of a Fund are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing source supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which vendor pricing or broker quotes are not available will be valued by the Investment Adviser based on fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Funds’ NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith under procedures approved by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or manmade disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.
The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Funds or series except where allocations of expenses can otherwise be fairly made.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyberattacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
Errors and Corrective Actions
The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or an Underlying Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund or Underlying Fund, or correction of any erroneous NAV, compensation to a Fund or Underlying Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or Underlying Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund or Underlying Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “NET ASSET VALUE,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
SHARES OF THE TRUST
Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The fiscal year end for each Fund is August 31. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify the shares of the Funds into one or more classes of shares. As of December 29, 2024, the Trustees have authorized the issuance of four classes of shares in the Funds: Class A Shares, Institutional Shares, Class R6 Shares and Class P Shares. Additional series and classes may be added in the future.
Each Class A Share, Institutional Share, Class R6 Share and Class P Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Distribution and Service Plan are borne exclusively by Class A Shares, and transfer agency fees and expenses may be borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectuses and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed in the Funds’ Prospectuses.
Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by the Funds under a Plan for services provided to the institution’s customers.
Class R6 Shares are sold at NAV without a sales charge. Class R6 Shares are generally available to the following investors who purchase shares of the Funds through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
•   Investors who purchase Class R6 Shares through asset-based fee programs of certain Intermediaries that have entered into a contractual relationship with the Distributor to offer Class R6 Shares through such programs;
•   Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations;
•   Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
•   Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
•   Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman

Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.
Class P Shares are sold at NAV without a sales charge. Class P Shares of the Funds are offered exclusively to clients of the Goldman Sachs Private Wealth Management business unit that custody their positions at Goldman Sachs; clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware that custody their positions at Goldman Sachs; or clients of The Ayco Company, L.P. that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares; or other investors at the discretion of the Trust’s officers.
Participants in an Employee Benefit Plan should contact their Employee Benefit Plan service provider for information regarding purchases, sales and exchanges of Class R6 Shares.
Class A Shares are sold with an initial sales charge of up to 5.5% through brokers and dealers who are members of the Financial Industry Regulatory Authority (“FINRA”) and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
It is possible that an institution or its affiliate may offer different classes of shares (i.e., Class A, Institutional, Class R6 or Class P Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Distribution and Service Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.
Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.
In the interest of economy and convenience, the Trust does not issue certificates representing a Fund’s shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any distributions paid by a Fund are reflected in account statements from the Transfer Agent.
The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the

Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Funds for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
TAXATION
The following is a summary of certain additional U.S. federal income tax considerations generally affecting the Funds, the Underlying Funds and the purchase, ownership and disposition of shares that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect as of December 29, 2024, which are subject to change. Future changes in tax laws may adversely impact the Funds and their shareholders.
Fund Taxation
Each Fund and each Underlying Fund is a separate taxable entity. Each Fund and each of the Underlying Funds (other than the MLP Energy Infrastructure Fund) has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. The MLP Energy Infrastructure Fund does not meet current tests for qualification as a regulated investment company under Subchapter M of the Code because of the fact that most or substantially all of the Fund’s investments consist of investments in certain MLPs intended to be treated as partnerships for federal income tax purposes. The regulated investment company tax rules discussed below, therefore, do not apply to the MLP Energy Infrastructure Fund or to its shareholders. As a result, the MLP Energy Infrastructure Fund is treated as a corporation for federal and state income tax purposes, and pays federal and state income tax on its taxable income. For the purpose of the below discussion, ‘Underlying Funds’ refers to Underlying Funds other than MLP Energy Infrastructure Fund.
There are certain tax requirements that each Fund and each Underlying Fund must follow if it is to avoid federal taxation. In their efforts to adhere to these requirements, the Underlying Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that each Fund and each Underlying Fund (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund and Underlying Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) diversify its holdings so that in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund and Underlying Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund and Underlying Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and Underlying Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
For purposes of the 90% gross income test, income that a Fund or an Underlying Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund or Underlying Fund as in the hands of such an entity; consequently, a Fund or Underlying Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury Regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s or Underlying Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities held or anticipated to be acquired by a Fund or Underlying Fund may not qualify as “directly-related” under these tests.
If a Fund or Underlying Fund complies with the foregoing provisions, then in any taxable year in which the Fund or such Underlying Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund or such Underlying Fund (but not its shareholders) will be relieved of U.S. federal income tax on any income of the Fund or Underlying Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund or Underlying Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to shareholders for these purposes – including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of shares that should be treated as such distributions – there can be no assurance that each Fund and each Underlying Fund will avoid corporate-level tax in each year.
If a Fund or Underlying Fund retains any net capital gain, the Fund or Underlying Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund or Underlying Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund or Underlying Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund or Underlying Fund (as applicable) on that amount of net capital gain.
Each Fund and each Underlying Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as certain of the Underlying Funds and may therefore make it more difficult for such an Underlying Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Fund and each Underlying Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund or Underlying Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates without any deduction for dividends paid, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
In order to avoid a 4% federal excise tax, each Fund and each Underlying Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income (taking into account certain deferrals and elections) for such year, at least 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund or Underlying Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund or an Underlying Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund or Underlying Fund, as if paid on December 31 of the year declared. Each Fund and each Underlying Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
For federal income tax purposes, each Fund and each Underlying Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.
As of August 31, 2024, the Funds did not have any capital loss carryforwards.
If a Fund invests in one or more Underlying Funds, the Fund's realized losses on sales of shares of an Underlying Fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an Underlying Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund's capital loss carryforwards, if any. Capital loss carryforwards of an Underlying Fund, if any, would not offset net capital gains of the Fund or of any other Underlying Fund.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Underlying Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Underlying Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of an Underlying Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps and options on swaps may be unclear in some respects, and an Underlying Fund may therefore be required to limit its participation in those kinds of transactions and it is also possible that the IRS may not agree with an Underlying Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of an Underlying Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.
Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Underlying Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.
An Underlying Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, to maintain its qualification as a regulated investment company and to avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by an Underlying Fund, in the event it invests in such securities, so as to seek to eliminate or minimize any adverse tax consequences.
If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Underlying Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
Foreign Taxes
If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the IRS pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.
If an Underlying Fund makes this election, its shareholders (including the Funds) may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to holding period and other applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.
While a Fund will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will itself be able to elect to treat its foreign taxes as paid by its shareholders. If the Fund makes this election, the shareholders of the Fund will have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds.

If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of a Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.
Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that a Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources.
Taxable U.S. Shareholders – Distributions
For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.
In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds or the Underlying Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund or Underlying Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s or Underlying Fund’s ex-dividend date (or 91 days during the 181-day period beginning 90 days before the Fund’s ex-dividend date in the case of certain preferred stock dividends paid by the Fund)and the Fund or Underlying Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock "(or 91 days during the 181-day period beginning 90 days before the Fund’s ex-dividend date in the case of certain preferred stock dividends paid by the Fund). The amount of a Fund’s or Underlying Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities or a high portfolio turnover rate.
Distributions reported to shareholders as derived from a Fund’s or Underlying Fund’s dividend income, if any, that would be eligible for the dividends received deduction if such Fund or Underlying Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of a Fund’s or Underlying Fund’s securities lending activities or a high portfolio turnover rate. The dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce a shareholder’s tax basis in its shares of a Fund or Underlying Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of a Fund’s or Underlying Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.
If a Fund receives dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income or as eligible for the dividends received deduction, then the

Fund is permitted in turn to designate a portion of its distributions as qualified dividend income and/or as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.
Certain distributions reported by a Fund or an Underlying Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund or an Underlying Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund or Underlying Fund’s business interest income over the sum of the Fund’s or Underlying Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund or Underlying Fund’s business interest income.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships through 2025. Applicable Treasury Regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Taxable U.S. Shareholders - Sale of Shares
When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.
Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, in new shares on or before January 31st of the calendar year following the calendar year in which the original shares are disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding
Each Fund may be required to withhold, as “backup withholding,” federal income tax, currently at a 24% rate, from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non exempt shareholders who fail to furnish the Fund with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the IRS or a broker notifies the Fund that the payee is subject to backup withholding as a result of failing properly to report interest or dividend income to the IRS or that the TIN furnished by the payee to the Fund is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while the shareholder is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfer to Minors Act, the TIN of the minor should be furnished.
Non-U.S. Shareholders
The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are reported as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.
Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are reported by a Fund. It is expected that the Underlying Funds and the Funds will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges.
Also, non-U.S. shareholders may be subject to U.S. estate tax with respect to their Fund shares.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, a Fund.
State and Local Taxes
Each Fund and each Underlying Fund may be subject to state or local taxes in jurisdictions in which the Underlying Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of such a Fund or such an Underlying Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in a Fund or Underlying Fund may have tax consequences for shareholders that are different from those of a direct investment in the securities held by the Fund or Underlying Fund. Shareholders should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds, contained in the Funds’ Form N-CSR for the most recent fiscal year end are hereby incorporated by reference. The audited financial statements in the Funds' Form N-CSR have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of the Form N-CSR are incorporated by reference herein. A copy of the Funds' financial information may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, 71 South Wacker Drive, Suite 1200, Chicago, Illinois 60606 or by calling Goldman Sachs & Co. LLC, at the telephone number on the back cover of the Funds' Prospectuses
PROXY VOTING
The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.
The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations.

The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.
From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.
Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Funds and/or the Underlying Funds's  managers based on their assessment of the particular transactions or other matters at issue.
Information regarding how the Funds and/or the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ and Underlying Funds’ website, or will be available as soon as reasonably practicable after the Funds’ and Underlying Funds’ latest filing on Form N-PX with the SEC, at dfinview.com/GoldmanSachs and on the SEC’s website at www.sec.gov. This information may also be obtained upon request and without charge by calling Goldman Sachs & Co. LLC at the toll-free telephone number listed on the front cover of this SAI.
PAYMENTS TO OTHERS (INCLUDING INTERMEDIARIES)
The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries and other persons from time to time to promote the sale, distribution and/or servicing of shares of a Fund. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by a Fund), are not an additional charge to a Fund or its shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by a Fund to the Intermediaries as described in a Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. For purposes of this “Payments to Others (Including Intermediaries)” section, “Funds” shall mean, collectively, a Fund and any of the other Goldman Sachs Funds.
The Additional Payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the recipients; “due diligence” examination and/or review of the Funds from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); the support or purchase of technology platforms/software offered by the Investment Adviser, Distributor and/or their affiliates or third parties (which may be used by Intermediaries to provide advisory and/or brokerage services to their customers); provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds; and/or other specified services intended to assist in the distribution and marketing of the Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing of the Funds and/or sale of shares of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative, shareholder processing and/or recordkeeping services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds, including Additional Payments to third-party recordkeepers and/or administrators of retirement plan sponsors (which may reduce the cost to retirement plan sponsors for retaining third-party recordkeepers and/or administrators). These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary or other person that provides services to you; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary or other person involved; or may be calculated on another basis. The Additional Payments are negotiated with each recipient based on a range of factors, including but not limited to the recipient’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any recipient in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through a recipient.
These Additional Payments may be significant to certain Intermediaries and other persons, and may be an important factor in an Intermediary or other person’s willingness to support the sale of the Funds through its distribution system.
The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of the recipients and the retention of those investments by those clients. To the extent recipients sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by a Fund with respect to those assets.
In addition, certain Intermediaries and other persons may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis, portfolio construction and similar tools and software; business planning services; certain marketing and investor education materials; and strategic asset allocation modeling. The recipient may not pay for these products or services or may only pay for a portion of the total cost of these products or services. The cost of the Additional Services and the particular services provided may vary from recipient to recipient.
The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary or other person may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by or through the Intermediary or other person. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies over time or as the dollar value of the amount sold or invested through an Intermediary or other person increases.
The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a recipient of these payments may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary or other person receives more distribution assistance for one share class versus another, that Intermediary or other person may have an incentive to recommend that share class. Because Intermediaries and other persons may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary or other person to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.
For the year ended December 31, 2023, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 216 recipients, totaling approximately $311 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to a Fund, Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, and Goldman Sachs Real Estate Diversified Income Fund. During the year ended December 31, 2023, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the Intermediaries listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2023 are not reflected. Additional persons may receive payments in 2024 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to Intermediaries not listed below.
ADP Broker-Dealer, Inc.
ADP LLC
ADP, Inc.
Alight Solutions LLC
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Amalgamated Bank of Chicago
American Bank NA
American Enterprise Investment Services, Inc. (AEIS)
American General Life Insurance Company
American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)
American United Life Insurance Company
Ameriprise Financial Services Inc.
Ameriprise Financial Services LLC
ANB Bank
Ascensus, LLC.
Associated Trust Company, N.A.
Banc of America Securities LLC
BancorpSouth

Bank of New York
Bankers Trust Company
BB&T Capital Markets
BMO Harris Bank N.A.
BMO Nesbitt Burns
BMO Private Bank (WM)
BMO Trust & Custody
BNY Mellon National Association
BOSC, Inc.
Branch Banking and Trust Company
Brighthouse Life Insurance Company
Brown Brothers Harriman & Co.
Busey Bank
C.M. Life Insurance Company
California Department of Human Resources
Catalyst Corporate Federal Credit Union
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Group
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Co., Inc.
Chicago Mercantile Exchange, Inc.
Citi Custody
Citibank N.A.
Citigroup Global Markets, Inc.

Citizens Bank National Association
CME Shareholder Servicing LLC
Comerica Bank
Comerica Securities, Inc.
Commerce Bank
Commerce Bank, N.A.
Commerce Trust Co.
Commonwealth Annuity and Life Insurance Company
Commonwealth Equity Services, Inc. dba Commonwealth Financial Network
Companion Life Insurance Company
Compass Bank
Computershare Trust Company, N.A.
Connecticut General Life Insurance Company
Continental Stock Transfer & Trust Company
Country Club Bank
Credit Suisse Securities (USA) LLC
Daily Access Concepts
Dain Rauscher Inc.
Delaware trust
Deutsche Bank Trust Company Americas
Diversified Investment Advisors
Drexel Hamilton, LLC
Edward D. Jones & Co., L.P.
Enterprise Bank & Trust
Farmers New World Life Insurance Company
Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Fifth Third Bank
Fifth Third Securities Inc.
First Allied Securities Inc
First Commercial Bank, N.A.
First Hawaiian Bank
First National Bank of Omaha
FIS Business Systems LLC
Forethought Life Insurance Company
Fulton Bank, N.A.
Fulton Financial Advisors, National Association
Genworth Life and Annuity Insurance Company
Genworth Life Insurance Company
Genworth Life Insurance Company of New York
GreatBanc Trust Co.
Great-West Financial Retirement Plan Services, LLC
Great-West Life & Annuity Insurance Company
GW Capital Management, LLC
GWFS Equities, Inc.
HANCO
Hartford Life Insurance Company
Hazeltree Fund Services, Inc.
Hewitt Associates LLC
Horace Mann Life Insurance Company
HSBC Bank U.S.A., N.A.

HSBC Bank USA
Hunt, Dupree & Rhine
Huntington Securities
ICMA RC-Services, LLC
ICMA Retirement Corporation
Institutional Bond Networks
Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)
Investmart, Inc.
J.P. Morgan Institutional Investments Inc.
Jefferies LLC
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Jefferson Pilot Financial Insurance Company
John Hancock Trust Company
JPMorgan Chase Bank, N.A.
JPMorgan Securities, Inc
Key Bank N.A.
LaSalle Bank, N.A.
Law Debenture Trust Company of New York
Lincoln Benefit Life Company
Lincoln Life & Annuity Company of New York
Lincoln Retirement Services Company, LLC
LOOP CAPITAL MARKETS LLC
LPL Financial Corporation
LPL Financial LLC
M&I Brokerage Services, Inc.

M&I Data Services (division of The Marshall & Ilsley Corportation)
M&T Bank
M&T Securities, Inc.
Massachusetts Mutual Life Insurance Company
MassMutual Retirement Services, LLC
Matrix Financial Solutions
Matrix Trust Company
McCready and Keene, Inc.
Members Life Insurance Company
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MidFirst Bank
Midland National Life Insurance Company
Minnesota Life Insurance Company
MML Distributors, LLC
Moreton Capital Markets, LLC
Morgan Stanley & Co. LLC
Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
MSCS Financial Services, LLC
MSEC, LLC
National Financial Services LLC
National Security Life and Annuity Company
Nationwide Financial Services, Inc.
Newport Group, Inc.
Newport Retirement Services, Inc.
Ohio National Equities, Inc.

Oppenheimer & Co. Inc.
Pacific Life & Annuity Company
Pacific Life Insurance Company
Parkside Financial Bank & Trust
Pershing LLC
PNC Bank, N.A.
PNC Bank, National Organization
PNC Capital Markets LLC
Principal Bank
Principal Life Insurance Company
Protective Life Insurance Company
PruCo Life Insurance Company
PruCo Life Insurance Company of New Jersey
R. SEELAUS & CO., LLC
Raymond James & Associates, Inc.
Raymond James Financial Services
RBC Capital Markets, LLC
Regions Bank
Reliance Trust Company
RFS Opco LLC
RiverSource Life Insurance Co. of New York
RiverSource Life Insurance Company
Robert W. Baird & Co. Incorporated
Scott & Stringfellow
Securities Finance Trust Company
Security Benefit Life Insurance Company

Security Distributors, Inc.
Signature Bank
Standard Insurance Company
State Street Bank and Trust Company
State Street Global Markets, LLC
Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
Sungard Institutional Brokerage, Inc.
SunTrust Bank
SunTrust Robinson Humphrey, Inc.
T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade Inc.
TD Bank National Association
Teachers Insurance and Annuity Association of America
The Glenmede Trust Company N.A.
The Lincoln National Life Insurance Company
The Northern Trust Company
The Ohio National Life Insurance Company
The Prudential Insurance Company of America
The Travelers Insurance Company
The Travelers Life and Annuity Company
The United States Life Insurance Company in the City of New York
The Vanguard Group, Inc.
The Variable Annuity Life Insurance Company
Transamerica Financial Life Insurance Company
Transamerica Life Insurance Company

Treasury Curve, LLC
Trustmark National Bank
U.S. Bank, N.A.
UBS Financial Services Inc.
Umpqua Bank
Union Bank, N.A.
United of Omaha Life Insurance Company
VALIC Retirement Services Company
Voya Financial Partners, LLC
Voya Institutional Plan Services, LLC
Voya Retirement Advisors, LLC
Voya Retirement Insurance and Annuity Company
Wachovia Capital Markets, LLC
Wells Fargo Bank
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services, LLC.
Wells Fargo Corporate Trust Services
Wells Fargo Securities LLC
Western Alliance Bank
Wilmington Trust Retirement and Institutional Services Company
Zions Bank
Zurich American Life Insurance Company
Your Authorized Dealer or other Intermediary, or any other person that provides services to you, may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Dealer or other Intermediary, or any other person that provides services to you, for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.

Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.
Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions and reimburse investors for certain expenses incurred in connection with accessing the Funds through portal arrangements. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information
The Board of Trustees of the Trust and the investment advisers to the series of the Trust (collectively, the “Investment Adviser”) have adopted a policy on the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither a Fund nor the Trust’s officers or Trustees, nor the Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”), will disclose a Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).
Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. A Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Trust’s publicly accessible website or is otherwise publicly available.
Portfolio Holdings Information. Portfolio holdings information that is not filed with the SEC or disclosed on the Trust’s publicly available website may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of a Fund, consultants and third-party data and other providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.
In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates; the Funds’ independent registered public accounting firm; the Funds’ custodian; the Funds’ legal counsel—Dechert LLP; the Funds’ tax service provider—Deloitte & Touche LLP; the Funds’ financial printer—Donnelley Financial Solutions Inc.; the Funds’ proxy voting service—ISS; the Funds’ class action processing service provider—Financial Recovery Technologies, LLC; the Investment Company Institute; and iMoneyNet (in connection with services it provides with respect to the posting of information to certain web portals, as discussed below). KPMG LLP, an investor in one or more series of the Trust, also receives certain non-public portfolio holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain Goldman Sachs Fixed Income Funds provide non-public portfolio holdings information to S&P Global Ratings to allow such Funds to be rated by it, and certain Goldman Sachs Equity Funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. In addition, one or more series of the Trust may provide non-public portfolio holdings information to Cohen Fund Audit Services, a provider of audit and tax services. From time-to-time, certain Funds may provide non-public portfolio holdings information to prospective purchasers of a Fund’s legal claims. In each of these instances, these entities are obligated to keep such information confidential. Third-party providers of custodial services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of certain Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants in connection with a Fund’s portfolio trading activities. In addition, certain Goldman Sachs Tax Exempt Funds provide certain broker-dealers with non-public portfolio holdings information so that these broker-dealers may provide these Tax Exempt Funds with more tailored trading suggestions, thereby facilitating more effective portfolio management. Complete portfolio holdings information of one or more series of the Trust (which may include one or more of the Funds) is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of December 29, 2024, the broker-dealers receiving this information were as follows: 280 Securities, Axioma, Inc., BofA Securities Inc. Futures, Barclays Capital Inc., BB&T Capital Markets, Belle Haven Investments, Brean Capital, LLC, Brownstone Investment Group LLC, Cabrera Capital Markets, LLC, Caprok Capital, Citigroup Global Markets, Inc., Crews & Associates, Inc., Credit Suisse Securities (USA) LLC, DA Davidson & Co., Dougherty & Company, LLC, FMSBond, Inc., George K. Baum & Company, Headlands Tech Global Markets, LLC, Herbert J. Sims & Co., Inc., Hilltop Securities Inc., Hutchinson Shockey Erley & Co., Janney Montgomery Scott, Inc., Jeffries & Company, Inc., J.P. Morgan Securities LLC, Keybanc Capital Markets Inc., Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow Financial Inc., Morgan Stanley, M.R. Beal & Company, Oppenheimer Funds, Inc., Piper Sandler & Co., PNC Capital Markets LLC, Ramirez & Co., Inc., Raymond James & Associates, Inc., RBC Capital Markets, RiskMetrics Solutions, LLC, R. Seelaus & Co., Inc., Siebert Williams Shank & Co., LLC, Stephens Inc., Stifel, Nicolaus & Company, Inc., TD Securities, LLC, Tradeweb Markets, LLC, Truist Financial Corporation, Truist Securities, Inc., US Bancorp, US Bank Global Corporate Trust/Custody, Virtus Capital Markets LLC, and Ziegler Capital Markets. In providing this information, reasonable precautions, including, but not limited to, the execution of a non-disclosure agreement and limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the policy.
The Funds publish on their website (am.gs.com) complete portfolio holdings as of the end of each month subject to a thirty day lag between the date of the information and the date on which the information is disclosed. For information regarding the disclosure of an Underlying Fund’s portfolio securities holdings, see the applicable Underlying Fund’s prospectus. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website.
Each Fund files portfolio holdings information within 60 days after the end of each fiscal quarter on Form N-PORT. Fund holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included on Form N-CSR and each Fund's complete schedule of portfolio holdings for the first and third quarter of each fiscal year is included on the Fund's website. A semi-annual or annual report for each Fund will become available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Fund Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Funds’ publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.

However, upon request, a Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, statistical information about a Fund’s portfolio. Fund characteristics information that is made available upon request would normally include:
•   Asset Allocation Information – The allocation of a Fund’s portfolio among asset classes, regions, countries, industries, sub-industries, sectors, sub-sectors, strategies or subadvisers; credit quality ratings; and weighted average market capitalization ranges.
•   Financial Characteristics Information – The financial characteristics of a Fund’s portfolio, such as alpha; beta; R-squared; Sharpe ratio; information ratio; standard deviation; tracking error; various earnings and price based ratios (e.g., price-to-earnings and price-to-book); value at risk (VaR); duration information; weighted-average maturity/life; portfolio turnover; attribution; and other aggregated risk statistics (e.g., aggregate liquidity classification information).
In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R and Investor Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders). Fund characteristics information that is otherwise publicly available may be disclosed without these time lags.
The type and volume of portfolio characteristics information that is made available upon request will vary among the Goldman Sachs Funds (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information. However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.
Type of Information	When Available Upon Request
Fund Characteristics Information (Except for Aggregate Liquidity Classification Information)
Prior to 15 Business Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

15 Business Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.
Aggregate Liquidity Classification Information
Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.
In addition, the Funds described in this SAI currently intend to publish certain portfolio characteristics information on the Trust’s website (am.gs.com) as of the end of each month or fiscal quarter, and such information will generally be subject to a 15 day lag. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free numbers listed above.
Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of the Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.
Disclosure of Current NAV Per Share
Each Fund’s current NAV per share is available through the Funds’ website at am.gs.com (except Class P Shares) or by contacting the Funds at 1-800-526-7384.
Miscellaneous
Each Fund will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in-kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the net asset value of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be valued for this purpose using the same method employed in calculating the Fund’s net asset value per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.
As stated in the Prospectuses, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
Line of Credit
As of August 31, 2024, the Funds and Certain Underlying Funds each participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management or investment advisory agreements with GSAM or its affiliates This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the fiscal year ended August 31, 2024, the Funds did not have any borrowings under the facility.

Large Trade Notifications
The Transfer Agent may from time to time receive notice that an Intermediary has received a purchase, redemption or exchange order for a large trade in the Funds’ shares. The Funds may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time a Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if a Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if a Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, a Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.
Corporate Actions
From time to time, the issuer of a security held in an Underlying Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that an Underlying Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of an Underlying Fund’s investment portfolio.
In cases where an Underlying Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If an Underlying Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Underlying Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Underlying Fund’s investment portfolio.
DISTRIBUTION AND SERVICE PLAN
As described in the applicable Prospectus, the Trust has adopted, on behalf of Class A Shares of each Fund, a distribution and service plan (the “Plan”). See “Shareholder Guide - Distribution and Service Fees” in the applicable Prospectus. The distribution fees payable under the Plan is subject to Rule 12b-l under the Act and finance distribution and other services that are provided to investors in the Funds. In addition, the distribution fees payable under the Plan may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.
The Plan for the Funds was most recently approved on June 13-14, 2024 by a majority vote of the Trustees of the Trust, including a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the Plan, cast at a meeting called for the purpose of approving the Plan.
The compensation for distribution services payable under the Plan to Goldman Sachs may not exceed 0.25% per annum of a Fund’s average daily net assets attributable to Class A Shares of such Fund. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
The Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plan and CDSCs on Class A Shares may be sold by Goldman Sachs as Distributor to entities which provide financing for payments to Intermediaries in respect of sales of Class A Shares. To the extent such fees are not paid to such institutions, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A Shares.

Under the Plan, Goldman Sachs, as Distributor of each Fund’s Class A Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plan and the purposes for which such services were performed and expenditures were made.
The Plan will remain in effect until June 30, 2025 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plan. The Plan may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A Shares of the affected Fund and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding Class A Shares of the affected Fund and affected share class. If the Plan were terminated by the Trustees of the Trust and no successor plan were adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as the Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit each Fund and its Class A Shareholders.
For the fiscal years ended August 31, 2024, August 31, 2023 and August 31, 2022, the distribution and service fees paid by each Fund pursuant to the Class A Shares Plan were as follows:
	For Fiscal Year Ended August 31, 2024	For Fiscal Year Ended August 31, 2023	For Fiscal Year Ended August 31, 2022
Fund:
TAG	$1,723	$1,371	$0
EDGE	6,698	6,638	0
During the fiscal year ended August 31, 2024, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of the Funds:
Fiscal Year Ended August 31, 2024:	Compensation to Dealers[1]	Compensation and Expenses of the Distributor & Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Total
Fund:
TAG	$848	$777	$443	$33	$73	$2,174
EDGE	6,668	3,993	1,908	141	314	13,024
1
Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of one year or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,
EXCHANGES AND DIVIDENDS
(Class A Shares Only)
The following information supplements the information in the applicable Prospectus under the captions “Shareholder Guide” and “Distributions.” Please see the applicable Prospectus for more complete information.

Maximum Sales Charges
Class A Shares of each Fund are sold with a maximum sales charge of 5.5%. Using the offering price as of August 31, 2024, the maximum offering price of the Class A Shares of each Fund’s Class A Shares would be as follows:
Fund	Net Asset Value	Maximum Sales Charge	Offering Price to Public
TAG	$24.92	5.50%	$26.37
EDGE	13.99	5.50	14.80
The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s applicable Prospectus due to rounding in the calculations. The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales load paid by an investor may be somewhat greater (e.g., 5.53% for Class A Shares) or somewhat lesser (e.g., 5.48% for Class A Shares) than that listed above or in the applicable Prospectus. Contact your financial advisor for further information.
Other Purchase Information/Sales Charge Waivers
The sales charge waivers on the Funds’ shares are due to the nature of the investors involved and/or the reduced sales efforts that are needed to obtain such investments.
If shares of a Fund are held in an account with an Intermediary, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Intermediary, and not by the Fund and its Transfer Agent. Because the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Intermediary.
Right of Accumulation— (Class A)
A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A Shares (acquired by purchase or exchange) of a Fund and Class A Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of a Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 but less than $250,000). Class A Shares of the Funds and any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A, Class B and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A Shares of the Funds and Class A, Class B and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Funds’ shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A, Class B and/or Class C Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the applicable Prospectus.
Statement of Intention (Class A)
If a shareholder anticipates purchasing at least $50,000 or more of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his or her Intermediary must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account. The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.
Cross-Reinvestment of Distributions
Shareholders may receive distributions in additional shares of the same class of the Fund in which they have invested or may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds, or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund, if they hold Class A Shares of Goldman Sachs Financial Square Prime Obligations Fund.
Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest distributions will not affect the tax treatment of such distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to any other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Exchanges from Collective Investment Trusts to Goldman Sachs Funds
The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-l under the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.
Systematic Withdrawal Plan
A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
Distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions, of Class A Shares. The CDSC applicable to Class A Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the applicable Prospectus. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of December 2, 2024, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares:
Enhanced Dividend Global Equity Portfolio:
Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers, Attention Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	48.28%%
Class A	Charles Schwab & Co. Inc., Spec. Custody Acct. FBO Customers, Attention Mutual Funds, 211 Main St., San Francisco, CA 94105-1901	8.84%
Class A	Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399-0002	9.59%
Class A	Raymond James & Associates, 92500015, Omnibus for Mutual Funds, Attn: Counrtney Waller, 880 Carillion Parkway, St. Petersburg, FL 33716-1102	7.73%
Class A	Stifel Nicolaus & Co, FEBO Customers, 501 N Broadway, Saint Louis, MO 63102-2188	5%
Institutional	Charles Schwab & Co. Inc., Spec. Custody Acct. FBO Customers, Attention Mutual Funds, 211 Main St., San Francisco, CA 94105-1901	35.66%
Institutional	National Financial Services LLC, FEBO Customers, Attention Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	33.35%
Institutional	GSAM Holdings LLC Comp Hedge, Attention IMD-INDIA-SAOS, Crystal Downs Fl 3, Embassy Gold Links Business Park, Bengaluru 560071 India	5.45%

Class	Name/Address	Percentage of Class
Class R6	GSAM Holdings LLC Seed Accounts, Attention IMD-INDIA-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560 103 India	99.99%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops, 222 S Main St., Salt Lake City, UT 84101-2199*	97.44%
Tax-Advantaged Global Equity Portfolio
Class	Name/Address	Percentage of Class
Class A	Bank & Co Institutional Trust, Capinco C/O US Bank NA, 1555 N Rivercerter Dr. St 302, Milwaukee, WI 53212-3958	43.18%
Class A	Charles Schwab & Co. Inc., Spec. Custody Acct. FBO Customers, Attention Mutual Funds, 211 Main St., San Francisco, CA 94105-1901	29.98%
Class A	Stifel Nicolaus & Co, FEBO Customers, 501 N Broadway, Saint Louis, MO 63102-2188	18.51%
Institutional	National Financial Services LLC, FEBO Customers, Attention Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995	43.75%
Institutional	UBS WM USA, OMNI Account M/F, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	25.04%
Institutional	Charles Schwab & Co. Inc., Spec. Custody Acct. FBO Customers, Attention Mutual Funds, 211 Main St., San Francisco, CA 94105-1901	12.34%
Institutional	Wells Fargo Clearing Services, LLC, Special Custody Acct. for the Exclusive Benefit of Customer, 2801 Market St., Saint Louis, MO 63103-2523	5.39%
Class R6	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plaza Fl. 12, New York, NY 10004-1965	99.75%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops, 222 S Main St., Salt Lake City, UT 84101-2199*	96.58%
* Entity owned more than 25% of the outstanding shares of the Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.
As of December 2, 2024, Goldman Sachs owned 95.19% and 95.31% of the outstanding shares of the Enhanced Dividend Global Equity Portfolio and Tax-Advantaged Global Equity Portfolio, respectively. For so long as these investments represent a greater than 25% interest in each Fund, Goldman Sachs will be considered a “control person” of each Fund for purposes of the Act. For so long as Goldman Sachs is a control person, in the event of a proxy affecting the Funds, Goldman Sachs will either mirror vote its shares or seek the advice of an independent proxy voting agent. Redemptions by Goldman Sachs of its holdings in the Funds may impact the Funds’ liquidity and NAV, and may also force the Funds to sell securities, which may negatively impact the Funds’ brokerage and tax costs.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings (“S&P”) short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Ratings – S&P’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service, Inc. (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
1-A

Fitch Ratings, Inc. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.
“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
DBRS, Inc. (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
2-A

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
3-A

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Local Currency and Foreign Currency Ratings – S&P’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
4-A

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.
“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
5-A

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative , non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P U.S. municipal note rating reflects S&P’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’ analysis will review the following considerations:
Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one
6-A

consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
7-A

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.
8-A

APPENDIX B GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY
Effective March 2024
The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
Region: Americas
1. Business Items	2-B
2. Board of Directors	3-B
3. Executive and Non- Executive Compensation	7-B
4. Shareholders Rights and Defenses	10-B
5. Strategic Transactions and Capital Structures	11-B
6. Environmental and Social Issues	13-B
Region: Europe, Middle East and Africa (EMEA) Proxy Items
1. Business Items	18-B
2. Board of Directors	19-B
3. Remuneration	24-B
4. Shareholder Rights and Defenses	26-B
5. Strategic Transactions, Capital Structures and other Business Considerations	26-B
6. Environmental and Social Issues	28-B
Region: Asia Pacific (APAC) Proxy Items
1. Business Items	33-B
2. Board of Directors	34-B
3. Remuneration	39-B
4. Shareholder Rights and Defenses	41-B
5. Strategic Transactions, Capital Structures and other Business Considerations	41-B
6. Environmental and Social Issues	43-B
Region: Japan Proxy Items
1. Operational Items	47-B
2. Board of Directors and Statutory Auditors	48-B
3. Compensation	52-B
4. Shareholder Rights and Defenses	52-B
5. Strategic Transactions and Capital Structures	52-B
6. Environmental and Social Issues	54-B
1-B

Region: Americas
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Business Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•  An auditor has a financial interest in or association with the company, and is therefore not independent;
•  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•  Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
Reincorporation Proposals
We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•  Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•  Whether the company has the following governance features:
•  Majority independent board;
•  Independent key committees;
•  An annually elected board;
•  A majority vote standard in uncontested director elections;
•  The absence of a poison pill, unless the pill was approved by shareholders; and/or
•  Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
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*The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Amend Articles of Incorporation to Provide for Officer and Director Exculpation
Generally vote FOR management proposals to amend the company's certificate of incorporation to reflect new Delaware law provisions regarding officer and director exculpation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2. Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.
Voting on Director Nominees in Uncontested Elections
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST or WITHHOLD from members of the Nominating Committee:
•  At companies that do not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or is not representative relative to the board composition of companies in their market; and
•  At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from a minority ethnic group.
Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have any woman directors.
Vote AGAINST or WITHHOLD from individual directors who:
•  Sit on more than five public company boards;
•  Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
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Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Director Independence
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:
•  The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•  The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Director Accountability
Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to violations of global norms principles and/or other significant global standards;
•  Failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).
•  The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a
4-B

shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•  The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is excessive pledging or hedging of stock by executives;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Compensation Committee
See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.
Nominating/Governance Committee
Generally vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:
•  A company maintains a classified board structure without a sunset provision, has opted into, or failed to opt out of, state laws requiring a classified board structure or has a capital structure with unequal voting rights;
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board does not meet our diversity expectations;
5-B

•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•  The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•  The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•  Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.
Other Board Related Proposals (Management and Shareholder)
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
6-B

•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
Proposals Regarding Board Declassification
We will generally vote FOR management and shareholder proposals regarding the adoption of a declassified board structure.
Majority Vote Shareholder Proposals
We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post- election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
We will generally vote FOR shareholder proposals to restore or provide cumulative unless:
•  The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3. Executive and Non- Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
We will generally vote FOR management proposals on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•  The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
7-B

•  There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
We will generally vote FOR management proposals for an advisory vote on executive compensation considering the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Pay practices that may result in a vote AGAINST management proposals for an advisory vote on executive compensation may include:
•  A disconnect between pay and performance based on a quantitative assessment of the following: pay vs TSR (“Total Shareholder Return”) and company disclosed peers;
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives;
•  Long term incentive awards consisting of less than 50% performance-based awards;
•  Long term incentive awards evaluated over a time period of less than three years;
•  The Board used discretion without sufficient disclosure;
•  The Board changed the targets and/or performance metrics during the pay period;
•  The Board awarded a multi-year guaranteed cash bonus or non-performance equity award;
•  The Board retested performance goals or awarded a pay for failure pay plan;
•  Lack of the Board’s response to failed MSOP vote the previous year;
•  The plan allows for the single trigger acceleration of unvested equity awards and/or provides excise tax gross ups;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment or retention contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  The Board has adopted other pay practices that may increase risk to shareholders.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•  Broad-based participation;
•  Limits on employee contributions;
•  Company matching contributions; and
8-B

•  Presence of a discount on the stock price on the date of purchase.
Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•  Rationale for the re-pricing;
•  If it is a value-for-value exchange;
•  If surrendered stock options are added back to the plan reserve;
•  Option vesting;
•  Term of the option--the term should remain the same as that of the replaced option;
•  Exercise price--should be set at fair market or a premium to market;
•  Participants--executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Retention Holding Period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
Compensation Committee
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
9-B

4. Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•  The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•  The company has a history of strong governance practices.
Special Meetings Arrangements
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•  a shareholder-approved poison pill in place; or
•  adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
10-B

5. Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
11-B

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
12-B

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
6. Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, requests that a company:
1)Publish a report or additional information related to the company’s business and impact on stakeholders;
2)Disclose policies related to specific business practices and/or services;
3)Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  Whether the subject of the proposal is considered to be material to the company’s business;
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  The proponent of the proposal;
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•  If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the proposal is legally binding for the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
14-B

Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board meets our board composition expectations; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
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•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•  Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•  The degree to which existing relevant policies and practices are disclosed;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•  The gender and racial minority representation of the company’s board.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
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•  The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1. Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•  There are serious concerns about the statutory reports presented or the audit procedures used;
•  Questions exist concerning any of the statutory auditors being appointed; or
•  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position.
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Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
*The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
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Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•  At companies that do not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or is not representative relative to the board composition of companies in their market;
•  At companies in the FTSE100 if the board composition does not align with the Parker review guidelines.
Employee and /or Labor Representatives
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•  Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
•  Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•  Employee or executive of the company;
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (a cooling off period may be applied);
•  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
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•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;
•  Failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•  Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•  Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•  Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
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Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is excessive pledging or hedging of stock by executives;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board does not meet our diversity expectations;
•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
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•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and/or mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
3. Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST Remuneration Committee members.
Remuneration Plans
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Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•  Pay for Performance Disconnect;
•  We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•  Long-term equity-based compensation is 100% time-based;
•  Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
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•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•  Remuneration structure is widely inconsistent with local market best practices or regulations
4. Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5. Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
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Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
•  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
•  Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
•  Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
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Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing
6. Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, requests that a company:
•  Publish a report or additional information related to the company’s business and impact on stakeholders;
•  Disclose policies related to specific business practices and/or services;
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•  Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  Whether the subject of the proposal is considered to be material to the company’s business;
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  The proponent of the proposal;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the proposal is legally binding for the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
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•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear diversity policy. Generally vote FOR proposals seeking to amend a company’s diversity policy to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
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•  The gender and racial minority representation of the company’s board meets our board composition expectations; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
•  Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
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•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see the Japan Proxy Items section.
1. Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•  There are serious concerns about the statutory reports presented or the audit procedures used;
•  Questions exist concerning any of the statutory auditors being appointed; or
•  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position.
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Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual- only* shareholder meetings.
*The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2. Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
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•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•  At companies that do not meet the board diversity requirements of local listing rules, corporate governance codes, national targets, or is not representative relative to the board composition of companies in their market.
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
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Director Independence
Classification of Directors
Executive Director
•  Employee or executive of the company;
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (a cooling off period may be applied);
•  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
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Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;
•  Failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal, we may still vote against the committee member(s).
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•  Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•  Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•  Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
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Audit Committee
Vote AGAINST members of the Audit Committee if:
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is excessive pledging or hedging of stock by executives;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
At companies incorporated in India, vote AGAINST Audit Committee members who are classified as promoters or beneficial owners in the company.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board does not meet our diversity expectations;
•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
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•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
3. Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
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Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•  Pay for Performance Disconnect;
•  We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•  Long-term equity-based compensation is 100% time-based;
•  Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
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•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•  Remuneration structure is widely inconsistent with local market best practices or regulations
4. Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5. Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
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Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
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Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing
6. Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, requests that a company:
•  Publish a report or additional information related to the company’s business and impact on stakeholders;
•  Disclose policies related to specific business practices and/or services;
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•  Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  Whether the subject of the proposal is considered to be material to the company’s business;
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  The proponent of the proposal;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the proposal is legally binding for the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
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•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear diversity policy. Generally vote FOR proposals seeking to amend a company’s diversity policy to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
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•  The gender and racial minority representation of the company’s board does not meet our board composition expectations; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are concerns about the accounts presented or audit procedures used; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position;
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Amend Quorum Requirements
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Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
2. Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•  The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
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Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee if the board is not representative relative to the board composition of companies in their market. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.
Director Independence
Classification of Directors
Inside Director
•  Employee or executive of the company;
•  Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is/was also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•  Individuals who are employees or were previously employed at main lenders/banks of the company;
•  Relative of a current employee of the company or its affiliates;
•  Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•  Any director who has served at a company as an outside director for 12 years or more;
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent Non-Executive Directors (independent outsider)
•  No material connection, either directly or indirectly, to the company other than a board seat.
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At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two independent outside directors or less than 1/3 of the board consists of independent outside directors. Additionally, if the company is a member of the TOPIX 100 index, vote AGAINST top executives when less than 1/2 of the board consists of outside directors.
At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST members of the Nominating Committee when less than a majority of the board consists of independent outside directors.
At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.
Director Accountability
Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of global norms principles and/or other significant global standards;
•  Failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
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•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed;
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
Statutory Auditor Elections
Statutory Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”
Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
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•  Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
3. Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY- CASE basis.
Vote AGAINST proposals to indemnify auditors.
4. Shareholder Rights and Defenses
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti- takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
5. Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
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•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
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Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing.
6. Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, requests that a company:
1)Publish a report or additional information related to the company’s business and impact on stakeholders;
2)Disclose policies related to specific business practices and/or services;
3)Conduct third party audits, reports or studies related to the company’s business practices, services and/or impact on stakeholders.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  Whether the subject of the proposal is considered to be material to the company’s business;
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  The proponent of the proposal;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
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•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report and/or the implementation is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the proposal is legally binding for the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
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Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the International Sustainability Standards Board’s Sustainability Accounting Standards, the Sustainability Accounting Standards Board’s (SASB) standards, the European Sustainability Reporting Standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear diversity policy. Generally vote FOR proposals seeking to amend a company’s diversity policy to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board meets our board composition expectations; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
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•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
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APPENDIX C STATEMENT OF INTENTION
(applicable only to Class A Shares)
If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $50,000 or more, the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.
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